UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
EMPOWER FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Empower Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2022

Item 1. REPORTS TO STOCKHOLDERS
EMPOWER FUNDS, INC.
Empower Core Strategies: Flexible Bond Fund
(Formerly Great-West Core Strategies: Flexible Bond Fund)
(Institutional Class and Investor Class)
Annual Report
December 31, 2022
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s investment portfolio is managed by Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser, and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), the Fund’s sub-adviser
Fund Performance
For the period May 1, 2022, through December 31, 2022, the Fund (Institutional Class shares) returned -4.47%, relative to a -3.87% return for the Bloomberg U.S. Aggregate Bond Index, the Fund’s benchmark index.
ECM Commentary
The overall macroeconomic backdrop deteriorated significantly over the course of 2022. High inflation coupled with aggressive central bank actions impacted growth trajectories and the odds of a recession increased. However, U.S. growth held up relatively well and gross domestic product rebounded in the second half of the year. Inflation levels declined but higher prices remained broad-based and well-entrenched. A central theme heading into the new year will be the switch from inflation fears to growth concerns as policy responses begin to take effect. Despite strong headline numbers, particularly in the labor market, U.S. economic data for the most part revealed slowing momentum across almost all inputs. Leading economic indicators have also rolled over and are now down -7.4%, year-over-year. Corporate earnings and consumer spending remain the two pillars supporting growth, but both are expected to deteriorate given the macro environment and monetary policy backdrop. High inflation is impairing real purchasing power for the consumer leading to demand destruction. Global central banks are committed to fighting inflation even as the global growth outlook has deteriorated as the main concern is that inflation expectations become unanchored. In 2022, the Federal Reserve (the “Fed”) raised rates by 425 basis points which is one of the most extreme policy responses in recent history.
Capital market performance ended 2022 as one of the worst in decades. Equities ended the year close to bear market levels and fixed income total returns were deeply negative across all sectors. For the third time since 1926, both bonds and equities were down for the year. The majority of underperformance for fixed income markets was mainly attributable to the massive increase in interest rates. Real interest rates have increased across the treasury curve and the shape of the yield curve bear flattened sharply. Most yield curves measures in the U.S. are now inverted as the Fed continues to aggressively combat inflation and are reflecting recession concerns. The benchmark index set a record by ending the year down -13%. Within the benchmark index, investment grade corporate bonds had a total return of -15.8%. Total returns in commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), and mortgage-backed securities (“MBS”) were -10.9%, -4.3%, and -11.8%, respectively.
The portion of the Fund managed by ECM (“ECM portfolio”) invested in U.S. Treasuries, U.S. agency notes, and structured products including ABS, collateralized loan obligations (“CLOs”), agency and non-agency CMBS, commercial paper, and agency and non-agency MBS.
The ECM portfolio benefitted from being underweight duration for much of the year, a position we took on in anticipation of the Fed needing to raise rates to combat rising inflation; this underweight was closed in the third quarter of 2022. In MBS, we began the year underweight as the headwinds carried over from 2021. Interest rate volatility, uncertainty around the degree/timing of the Fed’s reversal of its MBS purchase program, and poor technicals continued to weigh on this sector. Late in the second quarter and early in the third quarter of 2022, MBS valuations began to look attractive relative to other more credit sensitive asset classes. As a result, we began closing our underweight and moving to an overweight position, focusing on higher coupon MBS. We were a bit early to this trade as the sector’s spread widening persisted through the third quarter of 2022, resulting in some underperformance. However, this trend began to reverse in the fourth quarter of 2022, and we continue to have a favorable view on the relative value of this sector as we head into 2023.
Our out-of-benchmark positions in ABS and Agency CMBS had mixed results. Our ABS allocation contributed to some underperformance in 2022 due to the sharp repricing of risk across the market. Our agency CMBS allocation, on the other hand, had a positive contribution to our relative outperformance as the market generally favored agency guaranteed assets with positive convexity in a market facing high levels of rate volatility.
Loomis Sayles Commentary
The global bond market suffered pronounced weakness in 2022. Coming into the year, investors were already on edge as the investment community slowly began to understand that inflation would not be as “transitory” as initially expected. The outlook grew even more challenging after Russia’s invasion of Ukraine caused a jump in commodity prices and additional disruptions in global supply chains. Consumer price inflation (“CPI”) further increased as a result, with year-over-year gains of more than 8% in each monthly report of the second quarter. Inflation stayed elevated for the rest of the year before showing signs of cooling in the fourth quarter. Still, CPI remained above 7% in both the October and November reports, well above the Fed’s 2% target.
These developments prompted the Fed and other major central banks to tighten monetary policy aggressively. The Fed, in addition to ending its stimulative quantitative easing policy, raised interest rates at seven consecutive meetings from March onward. The benchmark fed funds rate, which stood in a range of 0% to 0.25% at the start of 2022, finished the year at 4.25% - 4.50%. This represented the most aggressive increase in short-term rates since the early 1980s.
The backdrop of high inflation and rising rates weighed heavily on U.S. Treasurys. The yield on the two-year note surged from 0.39% to 4.41% over the course of 2022, while the 10-year yield climbed from 1.44% to 3.88%. The Treasury market suffered its second consecutive year of negative returns in 2022 - the first time this has happened since 1958-59. One result of these moves was that the yield curve inverted significantly (meaning that short-term yields traded above those on longer-term debt), an unusual event that typically precedes a recession.
Investment grade corporate bonds posted a double-digit loss and lagged Treasurys. In addition to suffering from the uptrend in prevailing yields, corporates experienced a large increase in yield spreads relative to government debt. Rising spreads were the result of investors’ declining appetite for risk and concerns about the impact slowing economic growth could have on corporations’ earnings and balance sheets.
High yield bonds, while finishing 2022 in the red, outperformed U.S. Treasurys and other segments of the investment grade market. The category was helped by its higher income, lower interest rate sensitivity, and a relatively large representation of the energy sector. Senior loans, which experienced elevated demand due to their floating rate feature, were the best performing segment of the fixed income market for the year with a return just below the break-even mark.

Securitized assets - including agency MBS, ABS, and CMBS - posted negative total returns but outperformed the broader U.S. bond market due to the category’s shorter duration (lower interest rate sensitivity). ABS, particularly credit card and auto ABS, were the strongest performer among securitized assets due to their higher quality, better liquidity, and shorter duration.
Emerging market bonds underperformed the U.S. due to the combination of growth fears, investors’ increased aversion to risk, the conflict in Ukraine, and negative headlines out of China. U.S.-based investors were also hurt by a meaningful decline in emerging market currencies in relation to the U.S. dollar.
Our shorter-than-benchmark duration stance boosted excess performance as yields rose throughout the year. Investment grade credit, securitized, and emerging market credit sectors were the top contributors.
On an excess basis, investment grade credit positively contributed to performance as the sector generated the greatest returns. Exposure across the banking, basic industry, and finance companies’ names modestly aided excess return while names in communications hindered relative returns.
Our allocation to securitized markets positively impacted performance during the year, specifically names in car loans.
The underweight exposure to U.S. Treasurys generated negative return during the year.
Overweight exposure to emerging market credit contributed to overall performance for the period.
The overweight allocation to high yield credit marginally limited performance for the year. On an absolute basis, performance in the sector had a negative impact. Security selection had the most negative effect in this sector.
The views and opinions in this report were current as of December 31, 2022 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of individual retirement accounts ("IRA(s)") or your financial professional brokerage commissions, if applicable. If such fees and expenses were included, returns would be lower.
*For the period from June 25, 2018 (inception) through December 31, 2018.
Note: Performance for the Investor Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2022 (unaudited)
	One Year	Since Inception(a)(b)
Institutional Class	-12.24%	0.60%
Investor Class	-12.48%	-6.01%
(a) Institutional Class inception date was June 25, 2018.
(b) Investor Class inception date was September 3, 2020.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.
Summary of Investments by Ratings as of December 31, 2022 (unaudited)
Rating	Percentage of Fund Investments
Aaa	54.21%
Aa1	0.54
Aa2	1.26
Aa3	0.67
A1	2.67
A2	2.75
A3	0.83
Baa1	1.90
Baa2	5.09
Baa3	6.56
Ba1	3.54
Ba2	1.99
Ba3	1.82
B1	1.04
B2	1.45
B3	0.75
CCC, CC, C	1.11
Equities	0.54
Not Rated	3.91
Short Term Investments	7.37
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/22)	(12/31/22)	(07/01/22 – 12/31/22)
Institutional Class
Actual	$1,000.00	$ 973.30	$2.24
Hypothetical (5% return before expenses)	$1,000.00	$1,022.90	$2.29
Investor Class
Actual	$1,000.00	$ 972.60	$3.83
Hypothetical (5% return before expenses)	$1,000.00	$1,021.30	$3.92
* Expenses are equal to the Fund's annualized expense ratio of 0.45% for the Institutional Class shares and 0.77% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 9.92%
$ 712,267	510 Asset Backed Trust(a)(b) Series 2021-NPL1 Class A1 2.24%, 06/25/2061	$ 650,858
	Aaset Trust(a)
	Series 2021-1A Class A
673,899	2.95%, 11/16/2041	538,264
	Series 2021-2A Class A
950,130	2.80%, 01/15/2047	764,736
105,000	Affirm Asset Securitization Trust(a) Series 2021-B Class C 1.40%, 08/17/2026	95,438
1,325,000	Aimco Ltd(a)(c) Series 2020-12A Class AR 5.03%, 01/17/2032 3-mo. SOFR + 1.17%	1,299,499
2,239	Ally Auto Receivables Trust Series 2019-4 Class A3 1.84%, 06/17/2024	2,236
	American Credit Acceptance Receivables Trust(a)
	Series 2019-3 Class D
4,747	2.89%, 09/12/2025	4,719
	Series 2020-1 Class D
721,581	2.39%, 03/13/2026	714,108
	Series 2020-4 Class D
85,000	1.77%, 12/14/2026	81,204
	Series 2021-1 Class D
2,000,000	1.14%, 03/15/2027	1,885,877
	Series 2021-2 Class D
1,750,000	1.34%, 07/13/2027	1,654,665
	Series 2021-3 Class D
3,730,000	1.34%, 11/15/2027	3,462,580
	Series 2021-4 Class D
3,440,000	1.82%, 02/14/2028	3,151,491
	Series 2022-1 Class D
400,000	2.46%, 03/13/2028	359,898
	Series 2022-4 Class C
245,000	7.86%, 02/15/2029	248,100
	AmeriCredit Automobile Receivables Trust
	Series 2018-3 Class D
5,000	4.04%, 11/18/2024	4,964
	Series 2019-2 Class D
10,000	2.99%, 06/18/2025	9,737
	Series 2019-3 Class D
5,000	2.58%, 09/18/2025	4,807
	Series 2020-1 Class D
20,000	1.80%, 12/18/2025	18,871
	Series 2020-2 Class D
350,000	2.13%, 03/18/2026	327,616
	Series 2020-3 Class D
120,000	1.49%, 09/18/2026	110,875
	Series 2021-1 Class D
385,000	1.21%, 12/18/2026	344,478
Principal Amount		Fair Value
Non-Agency — (continued)
$ 3,400,000	Apidos XXXVII(a)(c) Series 2021-37A Class B 5.92%, 10/22/2034 3-mo. LIBOR + 1.60%	$ 3,274,197
210,000	Aqua Finance Trust(a) Series 2021-A Class B 2.40%, 07/17/2046	176,772
3,850,000	Ares LXII Ltd(a)(c) Series 2021-62A Class B 6.01%, 01/25/2034 3-mo. LIBOR + 1.65%	3,681,813
	Avis Budget Rental Car Funding AESOP LLC(a)
	Series 2018-1A Class B
535,000	4.00%, 09/20/2024	528,866
	Series 2018-1A Class C
100,000	4.73%, 09/20/2024	99,069
	Series 2019-2A Class A
130,000	3.35%, 09/22/2025	125,603
	Series 2020-1A Class C
1,795,000	3.02%, 08/20/2026	1,607,361
	Series 2020-2A Class A
925,000	2.02%, 02/20/2027	838,263
	Series 2020-2A Class B
210,000	2.96%, 02/20/2027	188,446
	Series 2020-2A Class C
110,000	4.25%, 02/20/2027	98,206
	Series 2021-1A Class C
105,000	2.13%, 08/20/2027	87,281
	Series 2021-2A Class C
450,000	2.35%, 02/20/2028	372,124
1,585,000	BHG Securitization Trust(a) Series 2022-A Class B 2.70%, 02/20/2035	1,377,637
900,000	BlueMountain Ltd(a)(c) Series 2018-2A Class B 6.31%, 08/15/2031 3-mo. LIBOR + 1.70%	866,234
2,900,000	BlueMountain XXXIII Ltd(a)(c) Series 2021-33A Class B 6.38%, 11/20/2034 3-mo. LIBOR + 1.70%	2,758,323
355,000	Brex Commercial Charge Card Master Trust(a) Series 2021-1 Class A 2.09%, 07/15/2024	351,148
78,323	Business Jet Securities LLC(a) Series 2021-1A Class B 2.92%, 04/15/2036	66,383
489,294	CAL Funding IV Ltd(a) Series 2020-1A Class A 2.22%, 09/25/2045	422,783
2,000,000	Carlyle Global Market Strategies Ltd(a)(c) Series 2021-3SA Class A2 5.58%, 04/15/2034 3-mo. LIBOR + 1.50%	1,899,986
	CarMax Auto Owner Trust
	Series 2019-3 Class D
5,000	2.85%, 01/15/2026	4,854

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2020-1 Class D
$ 5,000	2.64%, 07/15/2026	$ 4,812
	Series 2020-2 Class C
15,000	4.23%, 11/17/2025	14,752
	Series 2020-3 Class D
5,000	2.53%, 01/15/2027	4,686
	Series 2020-4 Class D
1,830,000	1.75%, 04/15/2027	1,670,197
	Series 2021-1 Class D
500,000	1.28%, 07/15/2027	445,117
	Series 2022-1 Class D
300,000	2.47%, 07/17/2028	261,082
	Carvana Auto Receivables Trust
	Series 2021-N3 Class C
471,146	1.02%, 06/12/2028	455,390
	Series 2021-N4 Class C
300,000	1.72%, 09/11/2028	286,366
	Series 2021-N4 Class D
680,000	2.30%, 09/11/2028	617,411
	Series 2021-P3 Class C
550,000	1.93%, 10/12/2027	437,894
	Series 2021-P4 Class C
325,000	2.33%, 02/10/2028	267,160
532,437	CLI Funding VIII LLC(a) Series 2021-1A Class A 1.64%, 02/18/2046	453,995
585,000	College Ave Student Loans LLC(a) Series 2021-A Class C 2.92%, 07/25/2051	524,842
	Commonbond Student Loan Trust(a)
	Series 2019-AGS Class B
175,321	3.04%, 01/25/2047	147,109
	Series 2020-1 Class A
41,018	1.69%, 10/25/2051	36,380
	CoreVest American Finance Trust(a)
	Series 2020-2 Class C
590,000	4.60%, 05/15/2052(d)	543,220
	Series 2021-1 Class C
155,000	2.80%, 04/15/2053	119,236
	Series 2021-2 Class C
320,000	2.48%, 07/15/2054	233,948
	Series 2021-3 Class D
220,000	3.47%, 10/15/2054	166,349
	Credit Acceptance Auto Loan Trust(a)
	Series 2020-2A Class C
295,000	2.73%, 11/15/2029	286,176
	Series 2020-3A Class C
500,000	2.28%, 02/15/2030	471,172
	Series 2021-2A Class C
400,000	1.64%, 06/17/2030	361,128
	Series 2021-3A Class C
250,000	1.63%, 09/16/2030	225,394
	Series 2021-4 Class C
2,453,000	1.94%, 02/18/2031	2,226,100
Principal Amount		Fair Value
Non-Agency — (continued)
	DB Master Finance LLC(a)
	Series 2019-1A Class A23
$ 680,152	4.35%, 05/20/2049	$ 620,152
	Series 2021-1A Class A2II
1,029,600	2.49%, 11/20/2051	846,256
230,000	Dell Equipment Finance Trust(a) Series 2020-2 Class D 1.92%, 03/23/2026	225,738
	Domino's Pizza Master Issuer LLC(a)
	Series 2017-1A Class A23
188,595	4.12%, 07/25/2047	172,833
	Series 2018-1A Class A2II
384,000	4.33%, 07/25/2048	355,043
	Series 2019-1A Class A2
2,723,000	3.67%, 10/25/2049	2,352,236
	Series 2021-1A Class A2I
1,103,200	2.66%, 04/25/2051	917,512
	Drive Auto Receivables Trust
	Series 2019-4 Class D
4,340	2.70%, 02/16/2027	4,275
	Series 2020-1 Class D
1,500,000	2.70%, 05/17/2027	1,472,184
	Series 2020-2 Class D
1,000,000	3.05%, 05/15/2028	978,654
	Series 2021-1 Class D
500,000	1.45%, 01/16/2029	468,560
	Series 2021-2 Class D
3,360,000	1.39%, 03/15/2029	3,096,020
1,200,000	Dryden Senior Loan Fund(a)(c) Series 2017-50A Class B 5.73%, 07/15/2030 3-mo. LIBOR + 1.65%	1,162,373
	DT Auto Owner Trust(a)
	Series 2019-3A Class D
2,606,853	2.96%, 04/15/2025	2,572,803
	Series 2019-4A Class D
10,000	2.85%, 07/15/2025	9,822
	Series 2020-3A Class C
345,000	1.47%, 06/15/2026	333,780
	Series 2021-1A Class D
3,170,000	1.16%, 11/16/2026	2,919,387
	Series 2021-2A Class D
2,970,000	1.50%, 02/16/2027	2,725,927
	Series 2021-3A Class D
2,765,000	1.31%, 05/17/2027	2,422,514
	Series 2021-4A Class D
790,000	1.99%, 09/15/2027	694,420
	Series 2022-1A Class D
1,470,000	3.40%, 12/15/2027	1,337,875
154,434	EDvestinU Private Education Loan Issue No 3 LLC(a) Series 2021-A Class A 1.80%, 11/25/2045	130,347
74,890	Elara HGV Timeshare Issuer LLC(a) Series 2021-A Class C 2.09%, 08/27/2035	65,554

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Non-Agency — (continued)
$ 84,388	ELFI Graduate Loan Program LLC(a)(d) Series 2021-A Class B 2.09%, 12/26/2046	$ 72,234
	Exeter Automobile Receivables Trust
	Series 2019-4A Class D
16,167	2.58%, 09/15/2025(a)	15,896
	Series 2021-1A Class D
2,460,000	1.08%, 11/16/2026	2,299,835
	Series 2021-3A Class D
3,705,000	1.55%, 06/15/2027	3,362,320
	Series 2022-1A Class D
3,021,000	3.02%, 06/15/2028	2,728,833
	Series 2022-2A Class D
200,000	4.56%, 07/17/2028	187,422
	Series 2022-5A Class A2
3,860,000	5.29%, 01/15/2025	3,859,520
	Series 2022-6A Class C
330,000	6.32%, 05/15/2028	330,150
	First Investors Auto Owner Trust(a)
	Series 2019-1A Class D
300,347	3.55%, 04/15/2025	299,020
	Series 2021-1A Class D
415,000	1.62%, 03/15/2027	376,734
	Series 2022-1A Class D
400,000	3.79%, 06/15/2028	362,029
	Series 2022-2A Class D
420,000	8.71%, 10/16/2028	422,767
	FirstKey Homes Trust(a)
	Series 2020-SFR2 Class F1
1,015,000	3.02%, 10/19/2037	880,576
	Series 2021-SFR1 Class E1
535,000	2.39%, 08/17/2038	446,084
	Series 2021-SFR2 Class E1
360,000	2.26%, 09/17/2038	298,297
	Series 2021-SFR2 Class E2
225,000	2.36%, 09/17/2038	184,869
	Series 2022-SFR2 Class D
635,000	4.50%, 07/17/2039	556,393
	Flagship Credit Auto Trust(a)
	Series 2019-3 Class D
85,000	2.86%, 12/15/2025	81,746
	Series 2019-4 Class D
10,000	3.12%, 01/15/2026	9,587
	Series 2020-1 Class D
15,000	2.48%, 03/16/2026	14,106
	Series 2020-4 Class D
190,000	2.18%, 02/16/2027	177,985
	Series 2021-1 Class D
255,000	1.27%, 03/15/2027	229,731
	Series 2021-2 Class D
310,000	1.59%, 06/15/2027	276,097
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2021-3 Class D
$ 475,000	1.65%, 09/15/2027	$ 411,907
	Series 2021-4 Class C
610,000	1.96%, 12/15/2027	557,682
	Ford Credit Auto Owner Trust
	Series 2019-C Class A3
480	1.87%, 03/15/2024	480
	Series 2020-B Class A3
9,858	0.56%, 10/15/2024	9,751
	Foursight Capital Automobile Receivables Trust(a)
	Series 2021-1 Class D
530,000	1.32%, 03/15/2027	489,792
	Series 2021-2 Class D
360,000	1.92%, 09/15/2027	332,691
	Freedom Financial Trust(a)
	Series 2021-2 Class C
100,000	1.94%, 06/19/2028	97,075
	Series 2021-3FP Class D
495,000	2.37%, 11/20/2028	450,354
	Series 2022-1FP Class D
410,000	3.35%, 03/19/2029	379,560
	FRTKL Trust(a)
	Series 2021-SFR1 Class E1
165,000	2.37%, 09/17/2038	137,225
	Series 2021-SFR1 Class E2
140,000	2.52%, 09/17/2038	116,111
	GLS Auto Receivables Issuer Trust(a)
	Series 2020-1A Class C
10,000	2.72%, 11/17/2025	9,853
	Series 2021-1A Class D
1,285,000	1.68%, 01/15/2027	1,213,500
	Series 2021-2A Class D
545,000	1.42%, 04/15/2027	494,433
	Series 2021-3A Class D
785,000	1.48%, 07/15/2027	701,996
	Series 2021-4A Class D
1,790,000	2.48%, 10/15/2027	1,581,317
	GM Financial Consumer Automobile Receivables Trust
	Series 2019-4 Class A3
1,163	1.75%, 07/16/2024	1,161
	Series 2020-1 Class A3
1,515	1.84%, 09/16/2024	1,505
	Series 2020-4 Class A3
6,011	0.38%, 08/18/2025	5,843
	Series 2021-1 Class A3
430,239	0.35%, 10/16/2025	416,228
	Series 2021-2 Class A3
1,485,754	0.51%, 04/16/2026	1,427,589
295,500	Hardee's Funding LLC(a) Series 2021-1A Class A2 2.87%, 06/20/2051	235,562

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Non-Agency — (continued)
	Hertz Vehicle Financing III LLC(a)
	Series 2022-1A Class D
$ 1,704,000	4.85%, 06/25/2026	$ 1,504,749
	Series 2022-3A Class D
1,283,000	6.31%, 03/25/2025	1,232,371
900,000	Hertz Vehicle Financing LLC(a) Series 2022-4A Class D 6.56%, 09/25/2026	831,436
	Home Partners of America Trust(a)
	Series 2021-1 Class E
87,360	2.58%, 09/17/2041	66,702
	Series 2021-2 Class E1
1,283,343	2.85%, 12/17/2026	1,047,360
	Series 2021-2 Class E2
617,366	2.95%, 12/17/2026	503,742
	Honda Auto Receivables Owner Trust
	Series 2019-4 Class A3
22,058	1.83%, 01/18/2024	21,984
	Series 2020-1 Class A4
30,000	1.63%, 10/21/2026	29,448
	HPEFS Equipment Trust(a)
	Series 2021-1A Class D
190,000	1.03%, 03/20/2031	178,913
	Series 2022-1A Class D
420,000	2.40%, 11/20/2029	380,481
6,800,000	HPS Loan Management Ltd(a)(c) Series 15A-19 Class A1R 5.36%, 01/22/2035 3-mo. SOFR + 1.32%	6,553,820
	JPMorgan Chase Bank NA(a)
	Series 2021-1 Class D
92,573	1.17%, 09/25/2028	88,989
	Series 2021-3 Class D
142,480	1.01%, 02/26/2029	133,665
2,250,000	KKR Ltd(a)(c) Series 31A Class B 5.74%, 04/20/2034 3-mo. LIBOR + 1.50%	2,130,197
346,579	Laurel Road Prime Student Loan Trust(a) Series 2020-A Class A2FX 1.40%, 11/25/2050	313,746
970,392	Lunar Structured Aircraft Portfolio Notes(a) Series 2021-1 Class A 2.64%, 10/15/2046	777,828
1,671,802	MAPS Ltd(a) Series 2021-1A Class A 2.52%, 06/15/2046	1,387,149
2,250,000	Marathon Ltd(a)(c) Series 2021-16A Class A2 5.78%, 04/15/2034 3-mo. LIBOR + 1.70%	2,110,518
	Marlette Funding Trust(a)
	Series 2021-2A Class C
120,000	1.50%, 09/15/2031	110,909
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2021-3A Class C
$ 310,000	1.81%, 12/15/2031	$ 277,576
455,000	Mercury Financial Credit Card Master Trust(a) Series 2021-1A Class A 1.54%, 03/20/2026	434,095
95,603	Merlin Aviation Holdings Designated Activity Co(a)(b) Series 2016-1 Class A 4.50%, 12/15/2032	73,139
100,000	Mission Lane Credit Card Master Trust(a) Series 2021-A Class B 2.24%, 09/15/2026	96,831
	MVW Owner Trust(a)
	Series 2019-1A Class C
25,517	3.33%, 11/20/2036	23,586
	Series 2021-1WA Class C
647,477	1.94%, 01/22/2041	581,098
	Series 2021-2A Class C
1,210,270	2.23%, 05/20/2039	1,070,588
	Navient Private Education Refi Loan Trust(a)
	Series 2020-HA Class A
57,318	1.31%, 01/15/2069	51,442
	Series 2021-A Class A
355,654	0.84%, 05/15/2069	307,502
	Series 2021-A Class B
720,000	2.24%, 05/15/2069	507,485
	Series 2021-EA Class B
235,000	2.03%, 12/16/2069	149,724
	Series 2021-FA Class B
505,000	2.12%, 02/18/2070	325,397
1,522,604	Navigator Aircraft Ltd(a)(b) Series 2021-1 Class A 2.77%, 11/15/2046	1,278,914
	Nelnet Student Loan Trust(a)
	Series 2021-DA Class C
195,000	3.50%, 04/20/2062	152,042
	Series 2021-DA Class D
100,000	4.38%, 04/20/2062	74,958
	Nissan Auto Receivables Owner Trust
	Series 2019-C Class A3
591	1.93%, 07/15/2024	589
	Series 2020-A Class A3
10,182	1.38%, 12/16/2024	10,043
2,100,000	Octagon Investment Partners Ltd(a)(c) Series 2019-4A Class A1R 5.80%, 05/12/2031 3-mo. LIBOR + 1.15%	2,064,951
2,250,000	OneMain Direct Auto Receivables Trust(a) Series 2021-1A Class D 1.62%, 11/14/2030	1,875,956
	OneMain Financial Issuance Trust(a)
	Series 2018-2A Class A
260,000	3.57%, 03/14/2033	254,889

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2018-2A Class B
$ 200,000	3.89%, 03/14/2033	$ 190,000
	Series 2020-2A Class A
2,755,000	1.75%, 09/14/2035	2,406,686
	Series 2021-1A Class D
350,000	2.47%, 06/16/2036	268,106
	Series 2022-S1 Class D
770,000	5.20%, 05/14/2035	696,164
	Planet Fitness Master Issuer LLC(a)
	Series 2018-1A Class A2II
574,500	4.67%, 09/05/2048	537,970
	Series 2019-1A Class A2
97,000	3.86%, 12/05/2049	79,680
	Series 2022-1A Class A2I
49,625	3.25%, 12/05/2051	43,146
	Prestige Auto Receivables Trust(a)
	Series 2020-1A Class E
330,000	3.67%, 02/15/2028	321,536
	Series 2022-1A Class D
1,235,000	8.08%, 08/15/2028	1,230,196
	Progress Residential Trust(a)
	Series 2021-SFR2 Class E1
465,000	2.55%, 04/19/2038	393,409
	Series 2021-SFR3 Class E1
165,000	2.54%, 05/17/2026	139,601
	Series 2021-SFR3 Class E2
140,000	2.69%, 05/17/2026	118,144
	Series 2021-SFR4 Class E1
100,000	2.41%, 05/17/2038	83,498
	Series 2021-SFR4 Class E2
100,000	2.56%, 05/17/2038	83,415
	Series 2021-SFR5 Class E1
230,000	2.21%, 07/17/2038	191,523
	Series 2021-SFR5 Class E2
100,000	2.36%, 07/17/2038	82,805
	Series 2021-SFR6 Class E1
300,000	2.43%, 07/17/2038	248,693
	Series 2021-SFR6 Class E2
155,000	2.53%, 07/17/2038	126,886
	Series 2021-SFR7 Class E1
365,000	2.59%, 08/17/2040	280,931
	Series 2021-SFR7 Class E2
100,000	2.64%, 08/17/2040	76,577
	Series 2021-SFR9 Class E1
165,000	2.81%, 11/17/2040	128,126
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2021-SFR9 Class E2
$ 115,000	3.01%, 11/17/2040	$ 89,683
100,000	Republic Finance Issuance Trust(a) Series 2021-A Class C 3.53%, 12/22/2031	86,871
247,124	Santander Bank NA(a) Series 2021-1A Class B 1.83%, 12/15/2031	237,692
	Santander Drive Auto Receivables Trust
	Series 2019-3 Class D
4,890	2.68%, 10/15/2025	4,867
	Series 2020-1 Class C
142,139	4.11%, 12/15/2025	141,458
	Series 2020-1 Class D
390,000	5.35%, 03/15/2028	389,361
	Series 2020-2 Class D
210,000	2.22%, 09/15/2026	204,534
	Series 2020-3 Class D
5,000	1.64%, 11/16/2026	4,794
	Series 2020-4 Class D
40,000	1.48%, 01/15/2027	38,167
	Series 2021-1 Class D
2,500,000	1.13%, 11/16/2026	2,361,497
	Series 2021-2 Class D
1,100,000	1.35%, 07/15/2027	1,028,435
	Series 2021-3 Class D
1,030,000	1.33%, 09/15/2027	954,299
	Series 2021-4 Class D
2,655,000	1.67%, 10/15/2027	2,445,390
	Series 2022-5 Class C
1,100,000	4.74%, 10/16/2028	1,063,314
	SCF Equipment Leasing LLC(a)
	Series 2021-1A Class D
100,000	1.93%, 09/20/2030	87,866
	Series 2022-1A Class D
355,000	3.79%, 11/20/2031	306,941
	Series 2022-2A Class C
620,000	6.50%, 08/20/2032	604,643
976,353	Shackleton Ltd(a)(c) Series 2017-10A Class AR2 5.13%, 04/20/2029 3-mo. LIBOR + 0.89%	961,602
142,046	Shenton Aircraft Investment I Ltd(a) Series 2015-1A Class A 4.75%, 10/15/2042	108,667
	Sierra Timeshare Receivables Funding LLC(a)
	Series 2019-2A Class C
102,704	3.12%, 05/20/2036	95,716
	Series 2019-3A Class C
66,766	3.00%, 08/20/2036	62,847
	Series 2021-1A Class C
53,596	1.79%, 11/20/2037	48,995

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Non-Agency — (continued)
$ 990,000	Signal Peak Ltd(a)(c) Series 2014-1A Class AR3 5.24%, 04/17/2034 3-mo. LIBOR + 1.16%	$ 965,589
953,952	S-Jets Ltd(a) Series 2017-1 Class A 3.97%, 08/15/2042	739,322
	SMB Private Education Loan Trust(a)
	Series 2020-A Class A2A
664,383	2.23%, 09/15/2037	606,166
	Series 2021-A Class A2A2
514,904	5.05%, 01/15/2053(c) 1-mo. LIBOR + 0.73%	492,641
	Series 2021-B Class B
345,000	2.65%, 07/17/2051	274,734
	Series 2021-D Class B
330,000	2.31%, 03/17/2053	245,105
	Series 2021-E Class B
700,000	2.49%, 02/15/2051	537,241
130,000	SoFi Consumer Loan Program Trust(a) Series 2021-1 Class D 2.04%, 09/25/2030	117,802
100,000	SoFi Professional Loan Program LLC(a)(d) Series 2017-A Class C 4.43%, 03/26/2040	89,018
985,050	Taco Bell Funding LLC(a) Series 2021-1A Class A2II 2.29%, 08/25/2051	791,358
349,867	Textainer Marine Containers VII Ltd(a) Series 2021-1A Class A 1.68%, 02/20/2046	293,864
374,642	TIF Funding II LLC(a) Series 2021-1A Class A 1.65%, 02/20/2046	310,707
	Toyota Auto Receivables Owner Trust
	Series 2019-D Class A3
2,026	1.92%, 01/16/2024	2,022
	Series 2020-C Class A3
3,691	0.44%, 10/15/2024	3,632
	Tricon American Homes Trust(a)
	Series 2019-SFR1 Class D
15,000	3.20%, 03/17/2038	13,478
	Series 2020-SFR2 Class E1
100,000	2.73%, 11/17/2039	81,784
	Tricon Residential Trust(a)
	Series 2021-SFR1 Class E1
200,000	2.79%, 07/17/2038	167,952
	Series 2021-SFR1 Class E2
535,000	2.89%, 07/17/2038	446,060
Principal Amount		Fair Value
Non-Agency — (continued)
	VCAT LLC(a)(b)
	Series 2021-NPL1 Class A1
$ 204,084	2.29%, 12/26/2050	$ 192,647
	Series 2021-NPL5 Class A1
956,950	1.87%, 08/25/2051	843,121
	Series 2021-NPL6 Class A1
1,264,410	1.92%, 09/25/2051	1,100,753
2,250,000	Venture Ltd(a)(c) Series 2021-42A Class B 5.63%, 04/15/2034 3-mo. LIBOR + 1.55%	2,083,615
860,000	VERDE Ltd(a)(c) Series 2019-1A Class AR 5.18%, 04/15/2032 3-mo. LIBOR + 1.10%	844,428
174,488	VOLT XCII LLC(a)(b) Series 2021-NPL1 Class A1 1.89%, 02/27/2051	150,562
464,631	VOLT XCIII LLC(a)(b) Series 2021-NPL2 Class A1 1.89%, 02/27/2051	417,988
406,097	VOLT XCIV LLC(a)(b) Series 2021-NPL3 Class A1 2.24%, 02/27/2051	367,117
298,769	VOLT XCVI LLC(a)(b) Series 2021-NPL5 Class A1 2.12%, 03/27/2051	270,850
765,336	VOLT XCVII LLC(a)(b) Series 2021-NPL6 Class A1 2.24%, 04/25/2051	673,203
693,486	WAVE Trust(a) Series 2017-1A Class A 3.84%, 11/15/2042	523,589
	Wendy's Funding LLC(a)
	Series 2018-1A Class A2II
166,250	3.88%, 03/15/2048	149,749
	Series 2021-1A Class A2I
571,300	2.37%, 06/15/2051	461,224
	Westlake Automobile Receivables Trust(a)
	Series 2019-3A Class D
6,618	2.72%, 11/15/2024	6,575
	Series 2020-2A Class C
384,709	2.01%, 07/15/2025	380,921
	Series 2020-2A Class D
600,000	2.76%, 01/15/2026	583,999
	Series 2021-1A Class D
1,030,000	1.23%, 04/15/2026	955,490
	Series 2021-2A Class D
535,000	1.23%, 12/15/2026	487,239
	Series 2021-3A Class D
1,060,000	2.12%, 01/15/2027	959,619

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2022-1A Class D
$ 1,700,000	3.49%, 03/15/2027	$ 1,565,063
848,890	Willis Engine Structured Trust VI(a) Series 2021-A Class A 3.10%, 05/15/2046	620,788
1,000,000	World Omni Select Auto Trust Series 2021-A Class D 1.44%, 11/15/2027	902,259
TOTAL ASSET-BACKED SECURITIES — 9.92% (Cost $181,964,419)		$ 166,037,214
CORPORATE BONDS AND NOTES
Basic Materials — 1.49%
400,000	Alpek SAB de CV(a) 3.25%, 02/25/2031	333,301
	Anglo American Capital PLC(a)
400,000	4.50%, 03/15/2028	378,307
2,415,000	2.63%, 09/10/2030	1,962,634
425,000	2.88%, 03/17/2031	347,017
855,000	Ashland LLC(a) 3.38%, 09/01/2031	683,377
1,350,000	ATI Inc 5.88%, 12/01/2027	1,290,985
	Braskem Netherlands Finance BV(a)
410,000	4.50%, 01/31/2030	348,688
415,000	5.88%, 01/31/2050	321,487
	Celanese US Holdings LLC
660,000	6.33%, 07/15/2029	641,283
490,000	6.38%, 07/15/2032(e)	465,964
	First Quantum Minerals Ltd(a)
4,815,000	7.50%, 04/01/2025	4,686,633
200,000	6.88%, 03/01/2026	189,404
1,790,000	6.88%, 10/15/2027	1,679,420
1,070,000	FMG Resources Pty Ltd(a) 4.38%, 04/01/2031	889,901
	Freeport-McMoRan Inc
5,000	4.38%, 08/01/2028	4,667
1,685,000	4.25%, 03/01/2030	1,529,829
1,190,000	4.63%, 08/01/2030	1,108,359
1,180,000	5.40%, 11/14/2034	1,114,371
	Glencore Funding LLC(a)
5,000	4.00%, 03/27/2027	4,719
10,000	3.88%, 10/27/2027	9,334
35,000	4.88%, 03/12/2029	33,545
3,090,000	2.50%, 09/01/2030(e)	2,508,121
2,010,000	2.85%, 04/27/2031	1,644,834
300,000	2.63%, 09/23/2031	238,982
635,000	Novelis Corp 4.75%, 01/30/2030	562,969
958,000	Orbia Advance Corp SAB de CV(a) 2.88%, 05/11/2031	748,437
Principal Amount		Fair Value
Basic Materials — (continued)
$ 1,280,000	Suzano Austria GmbH 3.75%, 01/15/2031	$ 1,073,826
130,000	Volcan Cia Minera SAA(a) 4.38%, 02/11/2026	112,001
		24,912,395
Communications — 4.59%
4,895,000	Amazon.com Inc 0.45%, 05/12/2024	4,610,591
515,000	Block Communications Inc(a) 4.88%, 03/01/2028	449,338
	CCO Holdings LLC / CCO Holdings Capital Corp
3,000	5.50%, 05/01/2026(a)	2,904
50,000	5.13%, 05/01/2027(a)	46,604
505,000	4.50%, 08/15/2030(a)	417,208
3,390,000	4.25%, 02/01/2031(a)	2,719,170
140,000	4.75%, 02/01/2032(a)	113,498
290,000	4.50%, 05/01/2032	230,840
2,890,000	4.25%, 01/15/2034(a)	2,132,950
	Charter Communications Operating LLC / Charter Communications Operating Capital
785,000	2.80%, 04/01/2031	611,129
150,000	2.30%, 02/01/2032	110,482
190,000	4.40%, 04/01/2033	162,575
10,000	5.13%, 07/01/2049	7,562
4,130,000	4.80%, 03/01/2050	2,998,170
1,315,000	4.40%, 12/01/2061	841,170
2,235,000	3.95%, 06/30/2062	1,318,427
	CommScope Inc(a)
85,000	7.13%, 07/01/2028	60,764
1,780,000	4.75%, 09/01/2029	1,435,036
2,805,000	CommScope Technologies LLC(a) 5.00%, 03/15/2027	1,905,160
	CSC Holdings LLC(a)
200,000	5.75%, 01/15/2030	112,798
10,375,000	4.63%, 12/01/2030	5,733,578
	DISH DBS Corp
5,765,000	5.25%, 12/01/2026(a)	4,856,061
4,090,000	5.13%, 06/01/2029	2,638,500
	Expedia Group Inc
5,250,000	3.25%, 02/15/2030	4,453,550
485,000	2.95%, 03/15/2031	390,004
1,680,000	Go Daddy Operating Co LLC / GD Finance Co Inc(a) 3.50%, 03/01/2029	1,406,482
	iHeartCommunications Inc
970,000	8.38%, 05/01/2027(e)	824,915
840,000	5.25%, 08/15/2027(a)	711,550
650,000	4.75%, 01/15/2028(a)	529,321
	Lamar Media Corp
170,000	3.75%, 02/15/2028	152,168
650,000	4.00%, 02/15/2030(e)	568,100
	Netflix Inc
165,000	4.88%, 04/15/2028	159,322
550,000	5.88%, 11/15/2028	557,442

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Communications — (continued)
$ 1,030,000	6.38%, 05/15/2029	$ 1,060,166
175,000	5.38%, 11/15/2029(a)	169,750
3,510,000	4.88%, 06/15/2030(a)(e)	3,273,423
435,000	Nokia OYJ 4.38%, 06/12/2027	410,670
485,000	Sirius XM Radio Inc(a) 5.00%, 08/01/2027	448,315
	SoftBank Group Corp
1,265,000	4.63%, 07/06/2028	1,038,616
340,000	5.25%, 07/06/2031	272,000
235,000	Sprint Capital Corp 6.88%, 11/15/2028	243,916
	Time Warner Cable LLC
1,355,000	5.50%, 09/01/2041	1,124,480
4,475,000	4.50%, 09/15/2042	3,276,168
	T-Mobile USA Inc
450,000	2.40%, 03/15/2029	379,767
2,155,000	3.38%, 04/15/2029	1,898,058
2,245,000	3.88%, 04/15/2030	2,033,554
2,640,000	3.50%, 04/15/2031	2,280,430
810,000	2.70%, 03/15/2032	654,436
	Uber Technologies Inc(a)
250,000	8.00%, 11/01/2026	250,860
1,195,000	7.50%, 09/15/2027	1,195,836
2,115,000	6.25%, 01/15/2028(e)	2,030,400
11,860,000	4.50%, 08/15/2029(e)	10,333,084
1,485,000	Virgin Media Finance PLC(a) 5.00%, 07/15/2030	1,191,059
		76,832,357
Consumer, Cyclical — 2.09%
	1011778 BC Unlimited Liability Co / New Red Finance Inc(a)
5,000	5.75%, 04/15/2025(e)	4,961
325,000	3.88%, 01/15/2028	290,727
1,675,000	4.00%, 10/15/2030	1,356,432
1,365,000	7-Eleven Inc(a) 0.80%, 02/10/2024	1,298,962
880,000	Allison Transmission Inc(a) 3.75%, 01/30/2031	723,800
	American Airlines Pass Through Trust
	Series 2016-1 Class B
4,873	5.25%, 01/15/2024	4,748
	Series 2017-2 Class B
2,725	3.70%, 10/15/2025	2,449
	Series 2016-3 Class B
16,742	3.75%, 10/15/2025	14,932
	Series 2019-1 Class B
19,063	3.85%, 02/15/2028	15,925
	Series 2016-3 Class A
137,068	3.25%, 10/15/2028	106,345
	Series 2017-2 Class A
3,782	3.60%, 10/15/2029	2,950
40,000	AutoNation Inc 4.75%, 06/01/2030	35,688
10,000	AutoZone Inc(e) 3.63%, 04/15/2025	9,675
Principal Amount		Fair Value
Consumer, Cyclical — (continued)
$ 3,639	British Airways Pass Through Trust(a) Series 2019-1 Class A 3.35%, 06/15/2029	$ 3,149
	Carnival Corp(a)
1,260,000	5.75%, 03/01/2027	899,690
1,050,000	6.00%, 05/01/2029	699,701
915,000	Ford Motor Co 3.25%, 02/12/2032	686,197
	General Motors Co
295,000	5.20%, 04/01/2045	239,767
1,345,000	5.40%, 04/01/2048	1,099,301
2,200,000	5.95%, 04/01/2049	1,917,332
	General Motors Financial Co Inc
60,000	5.70%, Perpetual(e)(f)	50,783
35,000	5.75%, Perpetual(e)(f)	29,466
585,000	1.05%, 03/08/2024	555,518
1,010,000	GENM Capital Labuan Ltd(a) 3.88%, 04/19/2031	751,993
2,120,000	Goodyear Tire & Rubber Co(e) 4.88%, 03/15/2027	1,939,228
	Hilton Domestic Operating Co Inc(a)
1,305,000	4.00%, 05/01/2031	1,091,802
110,000	3.63%, 02/15/2032	88,088
	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc(a)
500,000	5.00%, 06/01/2029	430,000
535,000	4.88%, 07/01/2031	436,642
1,377,565	JetBlue Pass Through Trust Series 2020-1 Class A 4.00%, 11/15/2032	1,224,745
365,000	Lithia Motors Inc(a) 3.88%, 06/01/2029	300,070
	Marriott International Inc
5,000	5.75%, 05/01/2025	5,043
175,000	4.63%, 06/15/2030	163,295
1,310,000	2.85%, 04/15/2031	1,060,815
715,000	Marriott Ownership Resorts Inc(a) 4.50%, 06/15/2029	593,183
	NCL Corp Ltd(a)
885,000	5.88%, 03/15/2026	695,141
930,000	5.88%, 02/15/2027	805,659
515,000	NCL Finance Ltd(a) 6.13%, 03/15/2028	380,184
230,000	PulteGroup Inc 6.00%, 02/15/2035	219,917
	Royal Caribbean Cruises Ltd(a)
220,000	4.25%, 07/01/2026	177,836
1,805,000	5.50%, 04/01/2028(e)	1,440,471
	Scientific Games International Inc(a)
1,735,000	7.00%, 05/15/2028	1,655,034
35,000	7.25%, 11/15/2029	33,600

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Consumer, Cyclical — (continued)
$ 390,000	Tapestry Inc 3.05%, 03/15/2032	$ 303,539
3,240,000	Target Corp 2.25%, 04/15/2025	3,073,696
	Travel + Leisure Co
75,000	6.63%, 07/31/2026(a)	73,370
1,905,000	4.50%, 12/01/2029(a)	1,552,251
875,000	4.63%, 03/01/2030(a)	725,612
645,000	4.63%, 03/01/2030	534,879
156,210	United Airlines Pass Through Trust Series 2020-1 Class B 4.88%, 01/15/2026	147,023
	Warnermedia Holdings Inc(a)
595,000	4.05%, 03/15/2029	514,748
2,390,000	4.28%, 03/15/2032	1,968,798
	Yum! Brands Inc
1,035,000	4.75%, 01/15/2030(a)	949,612
1,105,000	3.63%, 03/15/2031	926,542
680,000	4.63%, 01/31/2032	601,070
		34,912,384
Consumer, Non-Cyclical — 2.78%
1,275,000	Adani Ports & Special Economic Zone Ltd(a) 4.20%, 08/04/2027	1,119,160
820,000	Alcon Finance Corp(a) 5.38%, 12/06/2032	824,164
	Ashtead Capital Inc(a)
470,000	4.25%, 11/01/2029	421,277
290,000	5.50%, 08/11/2032	277,376
	Bausch Health Cos Inc(a)
130,000	7.00%, 01/15/2028	62,835
660,000	5.00%, 01/30/2028	316,796
715,000	4.88%, 06/01/2028	454,770
70,000	5.00%, 02/15/2029	33,547
80,000	6.25%, 02/15/2029	38,515
470,000	5.25%, 01/30/2030	225,440
1,055,000	5.25%, 02/15/2031	511,221
530,000	Block Inc 3.50%, 06/01/2031	422,900
230,000	Catalent Pharma Solutions Inc(a) 3.13%, 02/15/2029	183,132
	Centene Corp
380,000	3.00%, 10/15/2030	311,505
3,900,000	2.50%, 03/01/2031	3,051,645
1,030,000	2.63%, 08/01/2031	809,374
	Charles River Laboratories International Inc(a)
155,000	3.75%, 03/15/2029	137,082
610,000	4.00%, 03/15/2031	527,650
1,725,000	Cigna Corp 4.38%, 10/15/2028	1,663,649
	CVS Pass Through Trust(a)
	Series 2013
776,774	4.70%, 01/10/2036	698,097
	Series 2014
271,189	4.16%, 08/11/2036(e)	234,658
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 140,000	Darling Ingredients Inc(a) 6.00%, 06/15/2030	$ 136,850
215,000	Element Fleet Management Corp(a) 1.60%, 04/06/2024	203,673
40,000	Encompass Health Corp 4.75%, 02/01/2030	35,126
	Gartner Inc(a)
140,000	3.63%, 06/15/2029	123,021
895,000	3.75%, 10/01/2030	771,461
3,750,000	GlaxoSmithKline Capital PLC 0.53%, 10/01/2023	3,628,550
	Global Payments Inc
505,000	5.30%, 08/15/2029	488,219
320,000	2.90%, 11/15/2031	252,342
1,085,000	5.40%, 08/15/2032	1,033,300
	HCA Inc
1,850,000	4.13%, 06/15/2029	1,688,849
1,675,000	3.50%, 09/01/2030	1,444,648
1,810,000	Hologic Inc(a) 3.25%, 02/15/2029	1,554,241
	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc(a)
660,000	3.00%, 02/02/2029	546,245
435,000	3.75%, 12/01/2031	355,352
40,000	Lamb Weston Holdings Inc(a) 4.88%, 05/15/2028	37,900
790,000	Molina Healthcare Inc(a) 3.88%, 05/15/2032	656,047
1,310,000	Natura Cosmeticos SA(a) 4.13%, 05/03/2028	1,068,973
775,000	NBM US Holdings Inc(a) 7.00%, 05/14/2026	769,583
2,320,000	Pfizer Inc 3.00%, 12/15/2026	2,195,082
	Pilgrim's Pride Corp(a)
265,000	5.88%, 09/30/2027	257,044
630,000	4.25%, 04/15/2031	535,850
1,905,000	3.50%, 03/01/2032	1,490,663
	Post Holdings Inc
2,000	5.75%, 03/01/2027(a)	1,934
14,000	5.75%, 03/01/2027	13,539
635,000	4.63%, 04/15/2030(a)	547,840
910,000	4.50%, 09/15/2031(a)	765,001
1,000,000	S&P Global Inc(a) 4.25%, 05/01/2029	954,496
1,020,000	Smithfield Foods Inc(a) 3.00%, 10/15/2030	776,621
	Tenet Healthcare Corp(a)
5,000	4.88%, 01/01/2026	4,728
560,000	6.25%, 02/01/2027	537,886
645,000	4.63%, 06/15/2028	577,108
90,000	6.13%, 10/01/2028	80,579
125,000	Teva Pharmaceutical Finance Co LLC 6.15%, 02/01/2036	109,883
	Teva Pharmaceutical Finance Netherlands III BV
6,045,000	3.15%, 10/01/2026	5,286,353

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 575,000	4.75%, 05/09/2027	$ 519,742
275,000	5.13%, 05/09/2029(e)	244,900
3,420,000	4.10%, 10/01/2046	2,091,074
1,445,000	TriNet Group Inc(a) 3.50%, 03/01/2029	1,188,079
1,300,000	Unilever Capital Corp 2.60%, 05/05/2024	1,260,178
		46,557,753
Energy — 2.45%
	Aker BP ASA(a)
835,000	2.00%, 07/15/2026	737,565
3,075,000	4.00%, 01/15/2031	2,694,921
605,000	3.10%, 07/15/2031	496,175
	Cheniere Corpus Christi Holdings LLC
15,000	5.13%, 06/30/2027	14,819
1,075,000	3.70%, 11/15/2029	971,715
	Continental Resources Inc(a)
6,745,000	5.75%, 01/15/2031	6,278,653
3,865,000	2.88%, 04/01/2032	2,862,760
	DCP Midstream Operating LP
220,000	5.13%, 05/15/2029	212,021
2,000,000	3.25%, 02/15/2032	1,654,260
340,000	Diamondback Energy Inc 3.13%, 03/24/2031	281,541
605,000	Ecopetrol SA 4.63%, 11/02/2031	462,123
	Energean Israel Finance Ltd(a)
480,000	5.38%, 03/30/2028	429,600
625,000	5.88%, 03/30/2031	544,531
	Energy Transfer LP
1,085,000	3.75%, 05/15/2030	956,629
1,785,000	5.75%, 02/15/2033	1,746,373
445,000	EnLink Midstream Partners LP 5.45%, 06/01/2047	357,446
1,230,000	EQM Midstream Partners LP 5.50%, 07/15/2028	1,099,814
	EQT Corp
330,000	6.13%, 02/01/2025	330,775
450,000	5.68%, 10/01/2025	447,813
220,000	3.13%, 05/15/2026(a)	202,188
2,505,000	3.90%, 10/01/2027	2,312,529
310,000	5.70%, 04/01/2028	308,334
540,000	5.00%, 01/15/2029	506,929
940,000	3.63%, 05/15/2031(a)(e)	796,590
	Hess Midstream Operations LP(a)
590,000	5.63%, 02/15/2026	574,710
265,000	4.25%, 02/15/2030	226,554
925,000	Leviathan Bond Ltd(a) 6.13%, 06/30/2025	904,187
165,000	NGPL PipeCo LLC(a) 4.88%, 08/15/2027	156,709
	Occidental Petroleum Corp
135,000	5.55%, 03/15/2026	134,494
Principal Amount		Fair Value
Energy — (continued)
$ 910,000	8.88%, 07/15/2030	$ 1,027,394
80,000	6.63%, 09/01/2030	82,670
85,000	6.13%, 01/01/2031	85,781
40,000	7.50%, 05/01/2031	42,739
790,000	7.88%, 09/15/2031	872,160
	Ovintiv Inc
125,000	8.13%, 09/15/2030	137,170
30,000	7.20%, 11/01/2031	31,488
170,000	7.38%, 11/01/2031	180,946
1,515,000	6.50%, 08/15/2034	1,524,465
470,000	6.63%, 08/15/2037	472,701
45,000	6.50%, 02/01/2038	44,583
75,000	Petroleos Mexicanos 5.95%, 01/28/2031	56,764
	Plains All American Pipeline LP / PAA Finance Corp
650,000	3.55%, 12/15/2029	563,593
425,000	4.30%, 01/31/2043	308,126
815,000	Sabine Pass Liquefaction LLC 4.50%, 05/15/2030	755,437
215,000	Southwestern Energy Co 4.75%, 02/01/2032	183,737
90,000	Targa Resources Corp 5.20%, 07/01/2027	88,212
	Targa Resources Partners LP / Targa Resources Partners Finance Corp
270,000	5.50%, 03/01/2030	254,048
270,000	4.88%, 02/01/2031	243,796
225,000	4.00%, 01/15/2032	189,313
1,475,000	Valero Energy Partners LP 4.50%, 03/15/2028	1,430,129
	Var Energi ASA(a)
705,000	7.50%, 01/15/2028	718,114
1,595,000	8.00%, 11/15/2032	1,647,185
	Western Midstream Operating LP
255,000	4.30%, 02/01/2030	222,595
125,000	5.45%, 04/01/2044	103,840
850,000	5.30%, 03/01/2048	698,893
95,000	5.50%, 08/15/2048	78,847
335,000	5.50%, 02/01/2050	275,973
		41,023,457
Financial — 10.71%
	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust
1,900,000	3.88%, 01/23/2028	1,708,757
930,000	3.00%, 10/29/2028	779,131
1,165,000	3.30%, 01/30/2032	910,751
980,000	Agile Group Holdings Ltd 6.05%, 10/13/2025	444,846
1,320,000	AIG Global Funding(a) 0.65%, 06/17/2024	1,231,942

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Financial — (continued)
	Air Lease Corp
$ 825,000	4.65%, Perpetual(f)	$ 689,469
10,000	3.38%, 07/01/2025	9,458
825,000	3.00%, 02/01/2030	688,028
3,935,000	3.13%, 12/01/2030	3,260,921
	Aircastle Ltd
345,000	5.25%, Perpetual(a)(f)	265,650
20,000	4.25%, 06/15/2026	18,809
	Ally Financial Inc
3,570,000	4.70%, Perpetual(f)	2,284,800
200,000	4.63%, 03/30/2025	195,520
1,960,000	5.75%, 11/20/2025	1,898,746
615,000	2.20%, 11/02/2028	479,497
2,970,000	8.00%, 11/01/2031	3,066,068
1,475,000	American Express Co 5.85%, 11/05/2027	1,535,520
185,000	American Homes 4 Rent LP REIT 2.38%, 07/15/2031	142,696
	Antares Holdings LP(a)
260,000	3.95%, 07/15/2026	224,860
1,385,000	2.75%, 01/15/2027	1,109,489
2,160,000	3.75%, 07/15/2027	1,746,137
	Ares Capital Corp
1,190,000	2.88%, 06/15/2028	954,177
1,800,000	3.20%, 11/15/2031(e)	1,320,930
	Athene Global Funding(a)
3,360,000	1.72%, 01/07/2025	3,099,974
980,000	1.61%, 06/29/2026	845,319
230,000	2.55%, 11/19/2030	177,763
2,915,000	Athene Holding Ltd 3.50%, 01/15/2031	2,393,491
	Aviation Capital Group LLC(a)
450,000	5.50%, 12/15/2024	442,005
710,000	1.95%, 01/30/2026	618,111
225,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand(a) 5.38%, 04/17/2025	222,638
	Banco Santander SA
2,200,000	0.70%, 06/30/2024	2,139,213
1,200,000	2.75%, 12/03/2030	919,081
	Bank of America Corp
2,590,000	0.52%, 06/14/2024	2,528,386
295,000	0.81%, 10/24/2024	282,862
3,975,000	4.18%, 11/25/2027	3,770,290
	Barclays PLC
1,240,000	4.38%, Perpetual(f)	945,500
3,000,000	2.28%, 11/24/2027	2,593,129
2,555,000	3.56%, 09/23/2035	1,944,213
1,010,000	Barings BDC Inc 3.30%, 11/23/2026	856,054
2,745,000	Blackstone Secured Lending Fund 2.13%, 02/15/2027	2,272,904
	BNP Paribas SA(a)
2,370,000	1.68%, 06/30/2027	2,062,510
2,035,000	2.59%, 01/20/2028	1,789,787
Principal Amount		Fair Value
Financial — (continued)
	Brixmor Operating Partnership LP REIT
$ 60,000	2.25%, 04/01/2028	$ 49,515
25,000	4.13%, 05/15/2029	22,352
1,795,000	4.05%, 07/01/2030	1,570,275
	Central China Real Estate Ltd
200,000	7.25%, 04/24/2023	86,000
615,000	7.25%, 07/16/2024	174,247
200,000	7.25%, 08/13/2024	55,580
205,000	7.50%, 07/14/2025	56,375
400,000	CIFI Holdings Group Co Ltd 6.00%, 07/16/2025	103,116
	Citigroup Inc
2,030,000	3.50%, 05/15/2023	2,020,198
4,230,000	2.01%, 01/25/2026	3,920,224
3,340,000	3.07%, 02/24/2028	3,011,106
155,000	CNO Financial Group Inc 5.25%, 05/30/2029	147,669
145,000	Corporate Office Properties LP REIT 2.75%, 04/15/2031	108,518
600,000	Country Garden Holdings Co Ltd 3.30%, 01/12/2031	312,924
3,110,000	Credit Agricole SA 4.00%, 01/10/2033	2,709,767
945,000	Credit Suisse AG 3.70%, 02/21/2025	871,377
	Credit Suisse Group AG(a)
585,000	2.19%, 06/05/2026	499,644
1,585,000	6.37%, 07/15/2026	1,488,076
1,545,000	6.44%, 08/11/2028	1,407,026
250,000	3.87%, 01/12/2029	200,387
500,000	6.54%, 08/12/2033	438,697
1,315,000	9.02%, 11/15/2033	1,346,385
3,010,000	Crown Castle Inc REIT 2.50%, 07/15/2031	2,425,627
355,000	Danske Bank A/S(a) 5.38%, 01/12/2024	352,059
	Deutsche Bank AG
1,900,000	1.45%, 04/01/2025	1,764,626
745,000	3.55%, 09/18/2031	597,258
2,855,000	3.73%, 01/14/2032	2,093,325
200,000	3.74%, 01/07/2033	142,035
395,000	EPR Properties REIT 3.60%, 11/15/2031	286,178
2,400,000	Equinix Inc REIT 1.45%, 05/15/2026	2,109,924
20,000	Fidelity & Guaranty Life Holdings Inc(a) 5.50%, 05/01/2025	19,706
4,590,000	Fidelity National Financial Inc 3.40%, 06/15/2030	3,874,318
	FS KKR Capital Corp
429,000	3.40%, 01/15/2026	380,417
1,110,000	3.13%, 10/12/2028	894,848
960,000	Global Atlantic Finance Co(a) 4.40%, 10/15/2029	803,606

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Financial — (continued)
$ 620,000	GLP Capital LP / GLP Financing II Inc REIT 3.25%, 01/15/2032	$ 495,619
	Goldman Sachs Group Inc
2,580,000	0.66%, 09/10/2024	2,482,054
4,255,000	1.76%, 01/24/2025	4,072,685
2,205,000	1.54%, 09/10/2027	1,902,093
13,000	Healthpeak Properties Inc REIT 3.40%, 02/01/2025	12,507
	Icahn Enterprises LP / Icahn Enterprises Finance Corp
10,000	4.75%, 09/15/2024	9,588
10,000	6.25%, 05/15/2026	9,609
1,315,000	5.25%, 05/15/2027	1,204,014
3,175,000	4.38%, 02/01/2029	2,684,939
215,000	Intesa Sanpaolo SpA(a) 4.20%, 06/01/2032	157,962
	Iron Mountain Inc REIT(a)
430,000	5.00%, 07/15/2028	386,218
2,195,000	5.25%, 07/15/2030	1,907,455
	JPMorgan Chase & Co
1,340,000	1.58%, 04/22/2027	1,177,408
4,115,000	2.95%, 02/24/2028	3,722,418
	Kaisa Group Holdings Ltd(g)
2,215,000	9.38%, 06/30/2024	300,088
400,000	10.50%, 01/15/2025	52,000
2,310,000	11.25%, 04/16/2025	313,609
200,000	9.95%, 07/23/2025	26,000
200,000	11.70%, 11/11/2025	27,152
200,000	11.65%, 06/01/2026	27,152
30,000	Kreditanstalt fuer Wiederaufbau 0.25%, 10/19/2023	28,934
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp REIT(a)
310,000	5.25%, 10/01/2025	291,258
895,000	4.25%, 02/01/2027	751,826
	Logan Group Co Ltd
605,000	4.25%, 07/12/2025	133,100
405,000	4.85%, 12/14/2026	90,619
3,161,000	Mitsubishi UFJ Financial Group Inc 3.85%, 03/01/2026	3,024,191
	Morgan Stanley
1,910,000	0.53%, 01/25/2024	1,897,188
2,755,000	0.79%, 01/22/2025	2,606,366
4,370,000	2.63%, 02/18/2026	4,103,380
2,145,000	4.35%, 09/08/2026	2,081,170
2,815,000	2.48%, 01/21/2028	2,501,277
1,140,000	National Securities Clearing Corp(a) 0.40%, 12/07/2023	1,093,745
1,360,000	Nationstar Mortgage Holdings Inc(a) 5.75%, 11/15/2031	1,057,400
Principal Amount		Fair Value
Financial — (continued)
$ 1,580,000	Nationwide Building Society(a) 0.55%, 01/22/2024	$ 1,501,318
	NatWest Group PLC
1,280,000	1.64%, 06/14/2027	1,107,791
845,000	5.52%, 09/30/2028(e)	834,591
	Navient Corp
57,000	7.25%, 09/25/2023	56,954
2,210,000	5.00%, 03/15/2027	1,934,663
405,000	5.63%, 08/01/2033	288,516
1,840,000	New York Life Global Funding(a) 0.85%, 01/15/2026	1,634,859
575,000	Oaktree Specialty Lending Corp 2.70%, 01/15/2027	488,246
	OneMain Finance Corp(e)
1,330,000	5.38%, 11/15/2029	1,087,808
915,000	4.00%, 09/15/2030	682,718
	Owl Rock Capital Corp
753,000	2.63%, 01/15/2027	621,173
1,425,000	2.88%, 06/11/2028	1,118,873
1,345,000	Owl Rock Technology Finance Corp 2.50%, 01/15/2027	1,096,430
10,000	Regency Centers LP REIT 2.95%, 09/15/2029	8,393
110,000	Retail Opportunity Investments Partnership LP REIT 4.00%, 12/15/2024	105,143
	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc
3,565,000	2.88%, 10/15/2026(a)	3,055,784
220,000	3.63%, 03/01/2029(a)	174,336
220,000	3.63%, 03/01/2029	174,336
5,590,000	3.88%, 03/01/2031(a)	4,266,710
4,780,000	4.00%, 10/15/2033(a)	3,569,991
	Santander Holdings USA Inc
15,000	3.50%, 06/07/2024	14,573
1,255,000	3.24%, 10/05/2026	1,164,723
2,340,000	SBA Communications Corp REIT 3.13%, 02/01/2029	1,945,687
	Shimao Group Holdings Ltd(g)
200,000	6.13%, 02/21/2024	36,778
1,300,000	5.60%, 07/15/2026	237,228
200,000	5.20%, 01/16/2027	36,000
410,000	3.45%, 01/11/2031	72,575
600,000	Sino-Ocean Land Treasure IV Ltd 4.75%, 01/14/2030	304,308
5,000	Sirius International Group Ltd(a) 4.60%, 11/01/2026	4,296
400,000	SITE Centers Corp REIT 4.70%, 06/01/2027	375,262
	Societe Generale SA(a)
670,000	4.75%, 11/24/2025	643,095

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Financial — (continued)
$ 2,385,000	3.65%, 07/08/2035	$ 1,872,457
15,000	Spirit Realty LP REIT 3.40%, 01/15/2030	12,496
	Standard Chartered PLC(a)
810,000	4.64%, 04/01/2031	727,896
3,375,000	3.27%, 02/18/2036	2,495,547
1,755,000	Stewart Information Services Corp 3.60%, 11/15/2031	1,344,904
	Sumitomo Mitsui Financial Group Inc
295,000	0.51%, 01/12/2024	280,834
1,454,000	1.47%, 07/08/2025	1,324,838
	Sunac China Holdings Ltd(g)
200,000	5.95%, 04/26/2024	42,308
580,000	6.50%, 01/10/2025	124,218
790,000	7.00%, 07/09/2025	161,950
410,000	6.50%, 01/26/2026	83,082
	Synchrony Bank
640,000	5.40%, 08/22/2025	628,129
1,300,000	5.63%, 08/23/2027	1,266,762
205,000	Synchrony Financial 4.38%, 03/19/2024	201,309
	Times China Holdings Ltd
810,000	6.20%, 03/22/2026(g)	131,294
200,000	5.75%, 01/14/2027	32,274
	UniCredit SpA(a)
210,000	1.98%, 06/03/2027	179,029
1,045,000	5.86%, 06/19/2032	917,379
200,000	5.46%, 06/30/2035	162,490
2,145,000	US Bancorp 2.22%, 01/27/2028	1,928,055
	VICI Properties LP / VICI Note Co Inc REIT(a)
745,000	5.63%, 05/01/2024	737,744
915,000	4.63%, 06/15/2025	877,256
1,055,000	4.50%, 09/01/2026	992,837
1,275,000	4.25%, 12/01/2026	1,189,478
890,000	3.88%, 02/15/2029	780,026
195,000	Welltower Inc REIT 4.25%, 04/01/2026	188,564
	Yuzhou Group Holdings Co Ltd(g)
625,000	7.70%, 02/20/2025	55,275
310,000	8.30%, 05/27/2025	27,215
205,000	7.85%, 08/12/2026	18,069
400,000	6.35%, 01/13/2027	35,116
		179,305,830
Industrial — 1.27%
410,000	Avnet Inc 5.50%, 06/01/2032	378,594
	Boeing Co
1,900,000	2.20%, 02/04/2026	1,726,269
5,000	2.25%, 06/15/2026	4,501
4,285,000	2.95%, 02/01/2030	3,629,063
150,000	5.15%, 05/01/2030	146,346
235,000	3.63%, 02/01/2031	205,899
5,000	3.38%, 06/15/2046	3,249
Principal Amount		Fair Value
Industrial — (continued)
$ 5,000	3.63%, 03/01/2048	$ 3,271
2,955,000	3.75%, 02/01/2050	2,028,781
	Cemex SAB de CV(a)
1,295,000	5.13%, Perpetual(f)	1,196,593
905,000	5.20%, 09/17/2030	844,263
2,895,000	3.88%, 07/11/2031	2,443,481
	Embraer Netherlands Finance BV
5,000	5.05%, 06/15/2025	4,853
1,260,000	5.40%, 02/01/2027	1,206,450
200,000	GMR Hyderabad International Airport Ltd(a) 4.25%, 10/27/2027	172,054
5,000	Huntington Ingalls Industries Inc 3.84%, 05/01/2025	4,831
910,000	IHS Holding Ltd(a) 5.63%, 11/29/2026	751,205
	Jabil Inc
660,000	1.70%, 04/15/2026	584,856
2,625,000	3.00%, 01/15/2031	2,172,867
515,000	JELD-WEN Inc(a) 4.88%, 12/15/2027	387,625
405,000	Sensata Technologies BV(a) 4.00%, 04/15/2029	349,313
790,000	Sensata Technologies Inc(a) 3.75%, 02/15/2031	649,886
1,215,000	TD SYNNEX Corp 1.75%, 08/09/2026	1,032,712
540,000	TopBuild Corp(a) 4.13%, 02/15/2032	438,809
905,000	TransDigm Inc(a) 6.25%, 03/15/2026	892,502
		21,258,273
Technology — 1.85%
	Broadcom Inc
1,370,000	4.15%, 11/15/2030	1,227,728
820,000	2.60%, 02/15/2033(a)	615,490
825,000	3.14%, 11/15/2035(a)	606,595
1,070,000	3.19%, 11/15/2036(a)	768,568
	CDW LLC / CDW Finance Corp
605,000	2.67%, 12/01/2026	537,130
165,000	4.25%, 04/01/2028	151,854
700,000	3.25%, 02/15/2029	596,183
2,860,000	3.57%, 12/01/2031	2,356,744
2,615,000	Entegris Escrow Corp(a) 4.75%, 04/15/2029	2,384,716
720,000	Fidelity National Information Services Inc(e) 5.10%, 07/15/2032	693,521
4,330,000	Intel Corp 3.75%, 08/05/2027	4,159,752
	Marvell Technology Inc
545,000	2.45%, 04/15/2028	461,310
465,000	2.95%, 04/15/2031	374,018
	Microchip Technology Inc
310,000	4.33%, 06/01/2023	308,676
840,000	0.98%, 09/01/2024	777,807

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Technology — (continued)
	Micron Technology Inc
$ 5,000	5.33%, 02/06/2029	$ 4,800
380,000	6.75%, 11/01/2029	385,995
3,760,000	4.66%, 02/15/2030	3,410,224
325,000	MSCI Inc(a) 3.25%, 08/15/2033	250,984
	NXP BV / NXP Funding LLC / NXP USA Inc
15,000	3.15%, 05/01/2027	13,605
290,000	4.40%, 06/01/2027	277,934
650,000	Open Text Corp(a) 6.90%, 12/01/2027	650,000
1,320,000	Open Text Holdings Inc(a) 4.13%, 02/15/2030	1,058,858
	Oracle Corp
1,135,000	6.15%, 11/09/2029	1,178,091
2,060,000	3.95%, 03/25/2051	1,467,625
950,000	Qorvo Inc(a) 3.38%, 04/01/2031	763,267
2,710,000	Salesforce Inc 0.63%, 07/15/2024	2,542,025
	Seagate HDD Cayman
125,000	4.09%, 06/01/2029	103,630
91,800	9.63%, 12/01/2032(a)	100,686
140,000	Skyworks Solutions Inc 1.80%, 06/01/2026	123,027
335,000	SS&C Technologies Inc(a) 5.50%, 09/30/2027	313,693
	Western Digital Corp
1,590,000	4.75%, 02/15/2026	1,497,335
1,085,000	2.85%, 02/01/2029	839,432
		31,001,303
Utilities — 0.31%
	AES Corp
605,000	3.95%, 07/15/2030(a)	533,610
255,000	2.45%, 01/15/2031	202,858
2,855,000	Calpine Corp(a) 3.75%, 03/01/2031	2,298,720
285,000	Edison International 4.95%, 04/15/2025	280,270
5,000	IPALCO Enterprises Inc 4.25%, 05/01/2030	4,442
395,000	NRG Energy Inc(a) 4.45%, 06/15/2029	349,318
	Pacific Gas & Electric Co
525,000	5.45%, 06/15/2027	517,707
100,000	3.25%, 06/01/2031	81,285
985,000	4.30%, 03/15/2045	698,353
210,000	4.25%, 03/15/2046	146,054
10,000	Vistra Operations Co LLC(a) 3.70%, 01/30/2027	9,118
		5,121,735
TOTAL CORPORATE BONDS AND NOTES — 27.54% (Cost $551,185,872)		$ 460,925,487
Principal Amount		Fair Value
CONVERTIBLE BONDS
Communications — 0.56%
$ 25,000	Cable One Inc(h) 8.51%, 03/15/2026	$ 19,638
	DISH Network Corp
2,330,000	19.18%, 12/15/2025(h)	1,486,540
6,130,000	3.38%, 08/15/2026	3,840,445
1,245,000	Snap Inc(h) 9.96%, 05/01/2027	869,632
1,115,000	Spotify USA Inc(h) 7.55%, 03/15/2026	897,575
2,615,000	Uber Technologies Inc(h) 6.33%, 12/15/2025	2,202,500
		9,316,330
Consumer, Cyclical — 0.25%
415,000	JetBlue Airways Corp 0.50%, 04/01/2026	302,567
1,860,000	NCL Corp Ltd 1.13%, 02/15/2027	1,262,568
115,000	Peloton Interactive Inc(h) 13.15%, 02/15/2026	81,514
330,000	Penn Entertainment Inc 2.75%, 05/15/2026	486,420
1,735,000	Southwest Airlines Co(e) 1.25%, 05/01/2025	2,083,735
		4,216,804
Consumer, Non-Cyclical — 0.48%
	BioMarin Pharmaceutical Inc
870,000	0.60%, 08/01/2024	923,331
3,080,000	1.25%, 05/15/2027(e)	3,309,648
120,000	Guardant Health Inc(h) 12.47%, 11/15/2027	74,628
570,000	Ionis Pharmaceuticals Inc(h) 2.56%, 04/01/2026	526,181
675,000	Livongo Health Inc 0.88%, 06/01/2025	589,815
3,460,000	Teladoc Health Inc 1.25%, 06/01/2027	2,657,954
		8,081,557
Technology — 0.14%
70,000	Bentley Systems Inc 0.38%, 07/01/2027	56,980
995,000	RingCentral Inc(h) 8.54%, 03/15/2026	781,075
675,000	Splunk Inc(e) 1.13%, 06/15/2027	569,565
1,170,000	Unity Software Inc(h) 8.67%, 11/15/2026	875,745
		2,283,365
TOTAL CONVERTIBLE BONDS — 1.43% (Cost $28,686,302)		$ 23,898,056

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
FOREIGN GOVERNMENT BONDS AND NOTES
$ 3,475,000	European Investment Bank 0.25%, 09/15/2023	$ 3,368,202
3,455,000	Inter-American Development Bank 0.50%, 05/24/2023	3,398,896
65,000	Province of Quebec Canada 0.60%, 07/23/2025	58,876
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 0.41% (Cost $7,000,435)		$ 6,825,974
MORTGAGE-BACKED SECURITIES
Non-Agency — 1.96%
775,000	BANK Series 2021-BN35 Class AS 2.46%, 06/15/2064	598,152
1,645,000	BBSG Mortgage Trust(a) Series 2016-MRP Class A 3.28%, 06/05/2036	1,424,720
156,881	BB-UBS Trust(a) Series 2012-TFT Class A 2.89%, 06/05/2030	152,656
1,090,000	BINOM Securitization Trust(a)(d) Series 2022-RPL1 Class M1 3.00%, 02/25/2061	780,365
	BPR Trust(a)(c)
	Series 2021-NRD Class F
1,185,000	11.20%, 12/15/2038 1-mo. SOFR + 6.87%	1,042,212
	Series 2022-STAR Class A
1,145,000	7.57%, 08/15/2024 1-mo. SOFR + 3.23%	1,126,768
1,910,000	BX Commercial Mortgage Trust(a)(c) Series 2022-AHP Class B 6.18%, 01/17/2039 1-mo. SOFR + 1.84%	1,808,585
646,690	CIM Trust(a)(b) Series 2021-NR2 Class A1 2.57%, 07/25/2059	595,023
212,055	COMM Mortgage Trust(a) Series 2012-CR3 Class AM 3.42%, 10/15/2045	190,632
100,052	Commercial Mortgage Pass Through Certificates(a) Series 2012-LTRT Class A2 3.40%, 10/05/2030	85,784
1,040,000	CoreVest American Finance Trust(a)(b) Series 2021-RTL1 Class A1 2.24%, 03/28/2029	945,719
Principal Amount		Fair Value
Non-Agency — (continued)
	Credit Suisse Mortgage Trust(a)
	Series 2014-USA Class B
$ 600,000	4.18%, 09/15/2037	$ 509,304
	Series 2014-USA Class C
100,000	4.34%, 09/15/2037	80,745
	Series 2014-USA Class D
200,000	4.37%, 09/15/2037	147,098
	Series 2021-RPL1 Class A1
323,673	1.67%, 09/27/2060(d)	305,360
	Series 2021-RPL4 Class A1
960,340	1.80%, 12/27/2060(d)	877,386
	Extended Stay America Trust(a)(c)
	Series 2021-ESH Class C
400,239	6.02%, 07/15/2038 1-mo. LIBOR + 1.70%	384,174
	Series 2021-ESH Class D
200,119	6.57%, 07/15/2038 1-mo. LIBOR + 2.25%	191,585
389,023	GCAT Trust(a)(d) Series 2019-RPL1 Class A1 2.65%, 10/25/2068	364,846
	GS Mortgage Securities Trust
	Series 2013-G1 Class B
460,000	3.65%, 04/10/2031(a)(d)	444,938
	Series 2013-PEMB Class A
300,000	3.55%, 03/05/2033(a)(d)	272,130
	Series 2013-PEMB Class B
250,000	3.55%, 03/05/2033(a)(d)	218,314
	Series 2014-GC18 Class AS
370,000	4.38%, 01/10/2047	353,959
	Series 2014-GC18 Class B
990,000	4.89%, 01/10/2047(d)	906,331
	Series 2020-GC47 Class A4
1,500,000	2.12%, 05/12/2053	1,224,961
725,000	JPMorgan Chase Commercial Mortgage Securities Trust(a)(d) Series 2012-LC9 Class C 4.06%, 12/15/2047	685,027
	Legacy Mortgage Asset Trust(a)
	Series 2020-GS5 Class A1
102,130	3.25%, 06/25/2060(b)	100,468
	Series 2020-RPL1 Class A2
875,000	3.25%, 09/25/2059(d)	742,205
	Series 2021-GS2 Class A1
442,058	1.75%, 04/25/2061(b)	399,572
	Series 2021-GS4 Class A1
193,771	1.65%, 11/25/2060(b)	173,210

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Non-Agency — (continued)
	Med Trust(a)(c)
	Series 2021-MDLN Class B
$ 310,000	5.77%, 11/15/2038 1-mo. LIBOR + 1.45%	$ 295,229
	Series 2021-MDLN Class C
600,000	6.12%, 11/15/2038 1-mo. LIBOR + 1.80%	570,032
	Series 2021-MDLN Class D
380,000	6.32%, 11/15/2038 1-mo. LIBOR + 2.00%	359,036
	Mill City Mortgage Loan Trust(a)(d)
	Series 2019-1 Class M1
479,118	3.50%, 10/25/2069	423,321
	Series 2019-GS1 Class M2
125,000	3.25%, 07/25/2059	100,614
	Series 2021-NMR1 Class M2
750,000	2.50%, 11/25/2060	618,138
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2012-CKSV Class A2
97,564	3.28%, 10/15/2030(a)	78,611
	Series 2013-C11 Class B
195,000	4.40%, 08/15/2046(d)	143,913
	Series 2013-C12 Class C
65,000	4.76%, 10/15/2046(d)	61,605
	Series 2016-C30 Class C
785,000	4.10%, 09/15/2049(d)	662,495
	Preston Ridge Partners Mortgage LLC(a)
	Series 2021-1 Class A1
539,501	2.12%, 01/25/2026(d)	504,437
	Series 2021-10 Class A1
696,852	2.49%, 10/25/2026(b)	644,331
	Series 2021-2 Class A1
226,657	2.12%, 03/25/2026(d)	208,679
	Series 2021-3 Class A1
687,190	1.87%, 04/25/2026(b)	612,637
	Series 2021-4 Class A1
143,546	1.87%, 04/25/2026(b)	128,536
	Series 2021-5 Class A1
676,799	1.79%, 06/25/2026(b)	612,827
	Series 2021-8 Class A1
596,888	1.74%, 09/25/2026(d)	534,776
	Series 2021-9 Class A1
753,316	2.36%, 10/25/2026(b)	678,144
	Series 2022-5 Class A1
1,898,242	6.90%, 09/27/2027(b)	1,883,870
840,000	RBS Commercial Funding Inc Trust(a)(d) Series 2013-GSP Class A 3.83%, 01/15/2032	808,477
Principal Amount		Fair Value
Non-Agency — (continued)
$ 760,000	Toorak Mortgage Corp Ltd(a)(b) Series 2021-1 Class A1 2.24%, 06/25/2024	$ 718,727
	Towd Point Mortgage Trust(a)(d)
	Series 2016-3 Class M2
280,000	4.00%, 04/25/2056	270,050
	Series 2017-1 Class M1
260,000	3.75%, 10/25/2056	242,369
	Series 2017-3 Class A2
100,000	3.00%, 07/25/2057	93,618
	Series 2017-4 Class M2
200,000	3.25%, 06/25/2057	161,911
	Series 2018-5 Class M1
685,000	3.25%, 07/25/2058	537,217
	Series 2019-4 Class A1
486,657	2.90%, 10/25/2059	451,881
	Series 2019-4 Class M1
140,000	3.50%, 10/25/2059	113,599
	Series 2020-1 Class A2B
100,000	3.25%, 01/25/2060	79,650
	Series 2020-2 Class A2B
125,000	3.00%, 04/25/2060	97,928
100,000	UBS Commercial Mortgage Trust(d) Series 2018-C14 Class C 5.23%, 12/15/2051	81,419
	Wells Fargo Commercial Mortgage Trust
	Series 2013-LC12 Class B
210,000	4.30%, 07/15/2046(d)	199,112
	Series 2016-C36 Class AS
1,345,000	3.42%, 11/15/2059	1,203,721
	Series 2016-C36 Class B
160,000	3.67%, 11/15/2059(d)	133,040
	WFRBS Commercial Mortgage Trust
	Series 2012-C7 Class C
198,471	4.65%, 06/15/2045(d)	140,912
	Series 2013-C15 Class B
860,000	4.53%, 08/15/2046(d)	733,565
	Series 2014-C20 Class B
245,000	4.38%, 05/15/2047	210,825
	Series 2014-C24 Class B
60,000	4.20%, 11/15/2047(d)	54,472
	Series 2014-C24 Class C
340,000	4.29%, 11/15/2047(d)	275,172
		32,861,125
U.S. Government Agency — 33.62%
	Federal Home Loan Mortgage Corp
6,039	2.50%, 01/01/2029	5,749
60,091	3.00%, 11/01/2034	56,400
18,334	2.50%, 06/01/2035	16,795
164,408	2.00%, 09/01/2035	146,603
121,078	2.00%, 10/01/2035	107,996
302,038	2.00%, 12/01/2035	269,411

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 41,158	3.00%, 09/01/2036	$ 38,224
8,135,141	2.50%, 03/01/2037	7,463,045
2,673,148	2.50%, 04/01/2037	2,452,646
3,726,879	2.00%, 01/01/2042	3,141,523
3,666,834	2.50%, 01/01/2042	3,188,467
44,461	3.00%, 12/01/2046	39,797
33,298	4.00%, 05/01/2047	31,854
22,612	4.50%, 10/01/2047	22,224
30,388	4.00%, 02/01/2048	29,045
3,159	4.50%, 06/01/2048	3,101
8,016	4.00%, 10/01/2048	7,660
9,264	3.50%, 09/01/2049	8,516
542,308	3.50%, 10/01/2049	497,872
13,582	3.00%, 11/01/2049	12,018
4,394,209	3.00%, 02/01/2051	3,890,621
2,422,722	2.00%, 03/01/2051	2,008,691
5,716,193	2.00%, 05/01/2051	4,663,723
4,486,799	3.00%, 07/01/2051	3,974,479
4,706,919	3.00%, 09/01/2051	4,167,627
3,529,840	2.50%, 10/01/2051	2,995,936
4,269,451	2.50%, 02/01/2052	3,639,890
4,412,416	3.00%, 04/01/2052	3,891,032
4,311,110	3.50%, 05/01/2052	3,926,381
13,557,112	4.00%, 06/01/2052	12,744,805
15,730,468	4.50%, 07/01/2052	15,185,012
2,285,960	3.50%, 08/01/2052	2,083,109
13,824,703	4.00%, 08/01/2052	12,971,044
14,007,971	4.50%, 08/01/2052	13,530,583
2,122,342	4.50%, 09/01/2052	2,049,174
3,951,408	5.00%, 09/01/2052	3,896,762
3,821,423	5.50%, 09/01/2052	3,840,525
2,237,303	4.00%, 10/01/2052	2,101,993
7,846,984	5.00%, 10/01/2052	7,803,226
3,889,511	5.50%, 10/01/2052	3,908,206
4,476,580	4.00%, 11/01/2052	4,207,087
	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates
	Series K045 Class A2
2,564,215	3.02%, 01/25/2025	2,475,373
	Series K058 Class A2
2,000,000	2.65%, 08/25/2026	1,873,521
	Series K059 Class A2
650,000	3.12%, 09/25/2026(d)	618,639
	Series K061 Class A2
4,380,000	3.35%, 11/25/2026(d)	4,191,522
	Series K061 Class AM
2,068,605	3.44%, 11/25/2026(d)	1,979,245
	Series K062 Class AM
2,500,000	3.51%, 12/25/2026	2,390,508
	Series K063 Class A2
882,076	3.43%, 01/25/2027(d)	846,632
	Series K064 Class A1
1,393,542	2.89%, 10/25/2026	1,340,142
	Series K064 Class A2
505,000	3.22%, 03/25/2027	480,568
	Series K066 Class AM
2,507,000	3.20%, 06/25/2027	2,358,430
Principal Amount		Fair Value
U.S. Government Agency — (continued)
	Series K067 Class A2
$ 75,000	3.19%, 07/25/2027	$ 71,088
	Series K069 Class A2
2,305,000	3.19%, 09/25/2027(d)	2,182,001
	Series K069 Class AM
2,500,000	3.25%, 09/25/2027(d)	2,347,651
	Series K070 Class A2
2,750,000	3.30%, 11/25/2027(d)	2,614,261
	Series K071 Class A2
2,630,000	3.29%, 11/25/2027	2,497,457
	Series K073 Class A2
2,300,000	3.35%, 01/25/2028	2,188,509
	Series K073 Class AM
100,000	3.45%, 01/25/2028(d)	95,226
	Series K074 Class A2
2,750,000	3.60%, 01/25/2028	2,646,851
	Series K075 Class A2
2,344,000	3.65%, 02/25/2028(d)	2,259,878
	Series K076 Class A2
2,000,000	3.90%, 04/25/2028	1,949,293
	Series K077 Class A2
2,500,000	3.85%, 05/25/2028(d)	2,429,004
	Series K078 Class A2
2,250,000	3.85%, 06/25/2028	2,185,242
	Series K078 Class AM
2,500,000	3.92%, 06/25/2028	2,425,789
	Series K084 Class A2
2,250,000	3.78%, 10/25/2028(d)	2,160,803
	Series K095 Class A1
28,011	2.63%, 11/25/2028	26,419
	Series K154 Class A2
7,000,000	3.42%, 04/25/2032	6,538,069
	Series K737 Class A2
2,250,000	2.53%, 10/25/2026	2,090,460
	Series K740 Class A2
750,000	1.47%, 09/25/2027	653,746
	Series KJ41 Class A2
8,225,000	3.47%, 02/25/2031	7,586,442
	Federal Home Loan Mortgage Corp Real Estate Mortgage Investment Conduit
	Series 4769 Class QL
3,934,240	3.50%, 09/15/2047	3,591,986
	Series 5238 Class BC
4,358,382	4.00%, 09/25/2049	4,161,849
580,905	Federal Home Loan Mortgage Corp Structured Agency Credit Risk Real Estate Mortgage Investment Conduit Trust(a)(c) Series 2022-DNA3 Class M1A 5.93%, 04/25/2042 1-mo. SOFR + 2.00%	578,000
	Federal National Mortgage Association
246,618	3.00%, 10/01/2033	231,646
19,921	3.00%, 06/01/2034	18,697

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 20,420	3.00%, 07/01/2034	$ 19,168
7,065	3.00%, 10/01/2034	6,630
18,651	3.00%, 11/01/2034	17,562
307,936	2.00%, 10/01/2035	274,664
297,841	2.00%, 11/01/2035	265,660
301,312	2.00%, 12/01/2035	268,754
315,539	2.00%, 01/01/2036	282,221
4,031,501	2.00%, 11/01/2036	3,595,719
7,499,329	2.00%, 02/01/2037	6,688,809
3,511,519	2.00%, 03/01/2037	3,131,906
3,332,326	2.50%, 03/01/2037	3,057,233
4,414,858	2.50%, 04/01/2037	4,050,645
2,773,465	3.00%, 06/01/2037	2,597,590
3,910,989	2.50%, 02/01/2042	3,401,053
8,446,946	2.50%, 03/01/2047	7,255,537
5,400,119	3.50%, 07/01/2047	5,054,924
25,911	4.00%, 09/01/2047	24,795
8,280	3.50%, 03/01/2048	7,671
5,903	4.00%, 06/01/2048	5,628
4,494,829	3.00%, 01/01/2049	4,043,462
6,523	3.00%, 12/01/2049	5,762
6,051	3.00%, 01/01/2050	5,369
29,549	2.50%, 05/01/2050	25,242
288,036	2.50%, 06/01/2050	245,575
158,080	2.50%, 07/01/2050	134,843
18,019	2.50%, 08/01/2050	15,324
4,763,107	2.00%, 11/01/2050	3,931,349
3,564,415	2.00%, 12/01/2050	2,955,218
3,975,543	2.00%, 01/01/2051	3,296,119
668,028	2.00%, 05/01/2051	545,106
4,786,152	2.50%, 08/01/2051	4,061,743
15,431,031	2.00%, 10/01/2051	12,595,848
3,644,440	2.50%, 10/01/2051	3,093,975
4,229,757	2.00%, 11/01/2051	3,480,572
7,679,395	2.50%, 01/01/2052	6,515,198
7,945,624	3.50%, 01/01/2052	7,265,184
12,560,882	2.50%, 02/01/2052	10,704,151
14,829,598	2.00%, 03/01/2052	12,199,745
4,093,984	2.50%, 03/01/2052	3,496,123
15,840,519	3.00%, 03/01/2052	13,981,137
3,976,897	3.00%, 04/01/2052	3,507,902
3,774,990	3.50%, 04/01/2052	3,476,349
4,473,463	3.00%, 05/01/2052	3,944,888
9,331,150	4.00%, 05/01/2052	8,753,880
26,933,579	4.00%, 06/01/2052	25,293,033
4,218,676	4.00%, 07/01/2052	3,967,979
4,241,648	4.50%, 07/01/2052	4,094,894
3,904,327	5.00%, 07/01/2052	3,867,024
22,500,694	4.00%, 08/01/2052	21,144,221
8,485,466	4.50%, 08/01/2052	8,175,605
6,311,702	5.00%, 08/01/2052	6,224,415
4,050,005	4.50%, 09/01/2052	3,900,611
3,878,943	5.00%, 09/01/2052	3,825,301
4,047,904	4.50%, 10/01/2052	3,901,343
7,727,647	5.00%, 10/01/2052	7,649,212
3,624,282	5.50%, 10/01/2052	3,641,702
4,140,524	5.00%, 11/01/2052	4,103,967
4,096,224	5.50%, 12/01/2052	4,113,878
Principal Amount		Fair Value
U.S. Government Agency — (continued)
	Federal National Mortgage Association Alternative Credit Enhancement Security
	Series 2016-M5 Class A2
$ 2,500,000	2.47%, 04/25/2026	$ 2,322,568
	Series 2017-M1 Class A2
1,960,771	2.41%, 10/25/2026(d)	1,813,559
	Series 2018-M2 Class A2
2,151,209	2.91%, 01/25/2028(d)	2,003,194
	Series 2018-M3 Class A2
4,398,180	3.07%, 02/25/2030(d)	4,045,797
	Federal National Mortgage Association Real Estate Mortgage Investment Conduit
	Series 2022-35 Class CK
4,318,293	4.00%, 03/25/2047	4,142,865
	Series 2022-42 Class BA
4,356,260	4.00%, 06/25/2050	4,181,288
	Government National Mortgage Association
20,721	3.50%, 04/20/2047	19,269
12,533	4.00%, 04/20/2047	12,026
20,550	3.00%, 02/20/2048	18,506
26,874	3.50%, 02/20/2048	25,064
3,800,095	2.50%, 03/20/2051	3,224,195
2,450,059	3.00%, 08/20/2051	2,193,380
8,833,675	2.50%, 11/20/2051	7,655,246
9,146,429	2.00%, 12/20/2051	7,665,694
8,516,793	3.50%, 02/20/2052	7,836,257
8,573,800	3.50%, 06/20/2052	7,888,881
4,247,625	4.00%, 07/20/2052	4,019,600
4,335,151	3.50%, 08/20/2052	3,983,364
8,610,642	4.00%, 08/20/2052	8,148,630
8,759,960	4.50%, 08/20/2052	8,500,992
4,076,451	4.50%, 09/20/2052	3,960,331
3,959,607	5.00%, 09/20/2052	3,921,994
3,940,102	5.00%, 10/20/2052	3,921,757
7,875,000	Uniform Mortgage-Backed Security(i) 5.50%, TBA	7,894,425
		562,692,099
TOTAL MORTGAGE-BACKED SECURITIES — 35.58% (Cost $637,272,913)		$ 595,553,224
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
8,380,000	0.13%, 01/31/2023(e)(j)	8,354,745
7,070,000	0.13%, 03/31/2023	6,997,594
11,880,000	0.13%, 07/31/2023	11,567,222
22,905,000	0.25%, 09/30/2023	22,143,588
3,740,000	0.50%, 11/30/2023	3,598,289
8,795,000	0.88%, 01/31/2024	8,438,734
17,910,000	1.50%, 02/29/2024	17,263,561

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
U.S. Treasury Bonds and Notes — (continued)
$17,600,000	4.25%, 10/15/2025	$ 17,586,250
16,900,000	0.75%, 08/31/2026	14,963,762
16,100,000	2.63%, 05/31/2027	15,176,137
4,100,000	4.13%, 10/31/2027	4,115,055
17,800,000	3.88%, 11/30/2029	17,680,406
8,200,000	1.50%, 02/15/2030	6,987,937
12,640,000	1.88%, 02/15/2032	10,722,769
17,200,000	4.13%, 11/15/2032	17,552,062
18,200,000	1.75%, 08/15/2041	12,454,914
34,670,000	2.00%, 11/15/2041	24,755,193
8,300,000	2.38%, 02/15/2042	6,337,180
11,400,000	3.25%, 05/15/2042	9,994,594
10,600,000	2.50%, 02/15/2045	7,980,227
12,425,000	2.00%, 02/15/2050	8,205,839
6,680,000	1.25%, 05/15/2050	3,594,936
24,600,000	2.00%, 08/15/2051	16,107,234
33,980,000	2.25%, 02/15/2052	23,629,373
23,840,000	2.88%, 05/15/2052	19,101,800
TOTAL U.S. TREASURY BONDS AND NOTES — 18.84% (Cost $349,627,063)		$ 315,309,401
Shares
COMMON STOCK
Communications — 0.13%
285,795	Altice USA Inc Class A(k)	1,314,657
6,475	T-Mobile US Inc(k)	906,500
		2,221,157
Consumer, Non-Cyclical — 0.00%(l)
515	Clarivate PLC(k)	4,295
TOTAL COMMON STOCK — 0.13% (Cost $4,862,456)		$ 2,225,452
CONVERTIBLE PREFERRED STOCK
Communications — 0.17%
2,541	2020 Cash Mandatory Exchangeable Trust 5.25%(a)	2,906,955
Energy — 0.00%(l)
396	El Paso Energy Capital Trust I 4.75%	17,836
Financial — 0.22%
1,596	Bank of America Corp 7.25%	1,851,360
1,539	Wells Fargo & Co 7.50%	1,823,654
		3,675,014
Shares		Fair Value
Technology — 0.03%
11,140	Clarivate PLC 5.25%	$ 421,335
TOTAL CONVERTIBLE PREFERRED STOCK — 0.42% (Cost $8,367,744)		$ 7,021,140
GOVERNMENT MONEY MARKET MUTUAL FUNDS
1,867,000	Dreyfus Institutional Preferred Government Plus Money Market Fund Class SL(m), 4.36%(n)	1,867,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 0.11% (Cost $1,867,000)		$ 1,867,000
Principal Amount
SHORT TERM INVESTMENTS
U.S. Treasury Bonds and Notes — 4.59%
	U.S. Treasury Bills(h)
$ 7,800,000	3.68%, 01/10/2023(e)	7,792,028
10,935,000	4.03%, 01/26/2023	10,903,237
7,935,000	4.07%, 02/02/2023(e)	7,905,523
28,850,000	4.22%, 02/23/2023	28,668,415
21,780,000	4.19%, 03/09/2023	21,609,060
		76,878,263
Repurchase Agreements — 2.92%
624,791	Repurchase agreement (principal amount/value $626,232 with a maturity value of $626,528) with Mizuho Securities (USA) LLC, 4.25%, dated 12/31/22 to be repurchased at $624,791 on 1/3/23 collateralized by U.S. Treasury securities, 0.75% - 2.88%, 1/31/23 - 5/15/28, with a value of $638,757.(m)	624,791
12,043,358	Undivided interest of 38.82% in a repurchase agreement (principal amount/value $31,116,103 with a maturity value of $31,130,831) with JP Morgan Securities, 4.26%, dated 12/31/22 to be repurchased at $12,043,358 on 1/3/23 collateralized by U.S. Treasury securities, 0.00% - 0.13%, 5/15/23 - 12/28/23, with a value of $31,738,427.(m)	12,043,358

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$12,043,358	Undivided interest of 77.48% in a repurchase agreement (principal amount/value $15,576,146 with a maturity value of $15,583,501) with Bank of America Securities Inc, 4.25%, dated 12/31/22 to be repurchased at $12,043,358 on 1/3/23 collateralized by U.S. Treasury securities, 0.75% - 4.50%, 11/15/25 - 3/31/26, with a value of $15,887,671.(m)	$ 12,043,358
12,043,358	Undivided interest of 77.71% in a repurchase agreement (principal amount/value $15,530,059 with a maturity value of $15,537,393) with Citibank NA, 4.25%, dated 12/31/22 to be repurchased at $12,043,358 on 1/3/23 collateralized by U.S. Treasury securities, 0.00% - 6.25%, 6/1/23 - 2/15/52, with a value of $15,840,661.(m)	12,043,358
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$12,043,358	Undivided interest of 78.24% in a repurchase agreement (principal amount/value $15,424,947 with a maturity value of $15,432,231) with HSBC Securities (USA) Inc, 4.25%, dated 12/31/22 to be repurchased at $12,043,358 on 1/3/23 collateralized by U.S. Treasury securities, 0.00% - 4.50%, 4/30/23 - 2/15/51, with a value of $15,733,446.(m)	$ 12,043,358
		48,798,223
TOTAL SHORT TERM INVESTMENTS — 7.51% (Cost $125,676,486)		$ 125,676,486
TOTAL INVESTMENTS — 101.89% (Cost $1,896,510,690)		$1,705,339,434
OTHER ASSETS & LIABILITIES, NET — (1.89)%		$ (31,712,993)
TOTAL NET ASSETS — 100.00%		$1,673,626,441

(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2022. Maturity date disclosed represents final maturity date.
(c)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2022.
(d)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	All or a portion of the security is on loan at December 31, 2022.
(f)	Security has no contractual maturity date and pays an indefinite stream of interest.
(g)	Security in default.
(h)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(i)	Single-class security backed by mortgage loans purchased by either Freddie Mac or Fannie Mae.
(j)	All or a portion of the security has been segregated to cover initial margin requirements on open futures contracts.
(k)	Non-income producing security.
(l)	Represents less than 0.005% of net assets.
(m)	Collateral received for securities on loan.
(n)	Rate shown is the 7-day yield as of December 31, 2022.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate established as an alternative to LIBOR.
TBA	To Be Announced
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of December 31, 2022
At December 31, 2022, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Depreciation
Long
U.S. 10 Year Treasury Ultra Futures	491	USD	58,076,094	March 2023	$(619,586)
U.S. Ultra Bond Futures	254	USD	34,115,375	March 2023	(304,079)
				Net Depreciation	$(923,665)
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2022
Empower Core Strategies: Flexible Bond Fund
ASSETS:
Investments in securities, fair value (including $49,057,173 of securities on loan)(a)	$1,656,541,211
Repurchase agreements, fair value(b)	48,798,223
Cash	26,056,794
Cash pledged on futures contracts	152,499
Dividends and interest receivable	10,231,002
Subscriptions receivable	2,099,676
Total Assets	1,743,879,405
LIABILITIES:
Payable for TBA investments purchased	7,993,132
Payable for director fees	9,625
Payable for investments purchased	8,562,087
Payable for other accrued fees	206,067
Payable for shareholder services fees	503,342
Payable to investment adviser	562,025
Payable upon return of securities loaned	50,665,223
Redemptions payable	1,593,775
Variation margin on futures contracts	157,688
Total Liabilities	70,252,964
NET ASSETS	$1,673,626,441
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$19,801,467
Paid-in capital in excess of par	1,930,894,003
Undistributed/accumulated deficit	(277,069,029)
NET ASSETS	$1,673,626,441
NET ASSETS BY CLASS
Investor Class	$1,662,026,485
Institutional Class	$11,599,956
CAPITAL STOCK:
Authorized
Investor Class	780,000,000
Institutional Class	15,000,000
Issued and Outstanding
Investor Class	196,806,396
Institutional Class	1,208,273
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$8.44
Institutional Class	$9.60
(a) Cost of investments	$1,847,712,467
(b) Cost of repurchase agreements	$48,798,223
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Operations
For the period ended December 31, 2022 and fiscal year ended April 30, 2022
Empower Core Strategies: Flexible Bond Fund	December 31, 2022(a)	April 30, 2022
INVESTMENT INCOME:
Interest	$34,235,581	$21,357,196
Income from securities lending	103,270	77,006
Dividends	316,262	477,078
Total Income	34,655,113	21,911,280
EXPENSES:
Management fees	4,330,152	5,461,328
Shareholder services fees – Investor Class	3,962,862	5,002,130
Audit and tax fees	31,947	39,389
Custodian fees	70,123	75,427
Directors fees	22,303	27,208
Legal fees	6,662	7,232
Pricing fees	91,058	62,556
Registration fees	200,720	234,981
Shareholder report fees	46,769	50,642
Transfer agent fees	5,219	7,206
Other fees	16,350	5,384
Total Expenses	8,784,165	10,973,483
Less amount waived by investment adviser	9,019	33,917
Net Expenses	8,775,146	10,939,566
NET INVESTMENT INCOME	25,879,967	10,971,714
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(60,789,147)	(19,972,151)
Net realized loss on futures contracts	(932,855)	-
Net Realized Loss	(61,722,002)	(19,972,151)
Net change in unrealized depreciation on investments	(41,420,326)	(143,660,024)
Net change in unrealized depreciation on futures contracts	(923,665)	-
Net Change in Unrealized Depreciation	(42,343,991)	(143,660,024)
Net Realized and Unrealized Loss	(104,065,993)	(163,632,175)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(78,186,026)	$(152,660,461)
(a)	For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from April 30 to December 31, beginning December 31, 2022.
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the period ended December 31, 2022, and the fiscal years ended April 30, 2022, and April 30, 2021
Empower Core Strategies: Flexible Bond Fund	December 31, 2022(a)	April 30, 2022	April 30, 2021
OPERATIONS:
Net investment income	$25,879,967	$10,971,714	$1,664,647
Net realized loss	(61,722,002)	(19,972,151)	(3,840,019)
Net change in unrealized depreciation	(42,343,991)	(143,660,024)	(6,617,333)
Net Decrease in Net Assets Resulting from Operations	(78,186,026)	(152,660,461)	(8,792,705)
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	(488,703)	-	-
Institutional Class	(3,137)	-	-
From return of capital	(491,840)	0	0
From net investment income and net realized gains
Investor Class(b)	(29,962,499)	(6,953,436)	(1,087,147)
Institutional Class	(201,301)	(44,921)	(1,851)
From net investment income and net realized gains	(30,163,800)	(6,998,357)	(1,088,998)
Total Distributions	(30,655,640)	(6,998,357)	(1,088,998)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class(b)	430,320,063	1,219,321,196	1,018,991,876
Class L(c)	-	-	551,676
Institutional Class	4,053,016	9,338,816	3,292,341
Shares issued in reinvestment of distributions
Investor Class(b)	30,451,202	6,953,436	1,087,147
Institutional Class	204,438	44,921	1,851
Shares redeemed
Investor Class(b)	(464,042,927)	(245,893,151)	(58,149,158)
Class L(c)	-	-	(1,190,455)
Institutional Class	(2,601,047)	(2,127,668)	(9,673,847)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(1,615,255)	987,637,550	954,911,431
Total Increase (Decrease) in Net Assets	(110,456,921)	827,978,732	945,029,728
NET ASSETS:
Beginning of year	1,784,083,362	956,104,630	11,074,902
End of year	$1,673,626,441	$1,784,083,362	$956,104,630
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class(b)	49,224,774	124,662,550	102,376,061
Class L(c)	-	-	51,107
Institutional Class	406,895	844,488	294,044
Shares issued in reinvestment of distributions
Investor Class(b)	3,607,962	709,588	108,550
Institutional Class	21,296	4,047	164
Shares redeemed
Investor Class(b)	(52,552,394)	(25,462,666)	(5,868,029)
Class L(c)	-	-	(109,341)
Institutional Class	(260,708)	(193,515)	(871,674)
Net Increase	447,825	100,564,492	95,980,882
(a)	For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from April 30 to December 31, beginning December 31, 2022.
(b)	Investor Class inception date was September 3, 2020.
(c)	Class L ceased operations on October 2, 2020.
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
12/31/2022 (c)	$ 9.02	0.13	(0.54)	(0.41)	(0.00) (d)	(0.16)	—	(0.16)	$ 8.44	(4.58%) (e)
4/30/2022	$ 9.85	0.07	(0.86)	(0.79)	—	(0.04)	—	(0.04)	$ 9.02	(8.04%)
4/30/2021 (f)	$10.00	0.03	(0.17)	(0.14)	—	(0.01)	—	(0.01)	$ 9.85	(1.35%) (e)
Institutional Class
12/31/2022 (c)	$10.23	0.18	(0.64)	(0.46)	(0.00) (d)	(0.17)	—	(0.17)	$ 9.60	(4.47%) (e)
4/30/2022	$11.14	0.12	(0.98)	(0.86)	—	(0.05)	—	(0.05)	$10.23	(7.72%)
4/30/2021	$10.86	0.17	0.11	0.28	—	(0.00) (d)	—	(0.00) (d)	$11.14	2.60%
4/30/2020	$10.13	0.28	0.65	0.93	—	(0.20)	—	(0.20)	$10.86	9.32%
4/30/2019 (g)	$10.00	0.27	0.12	0.39	—	(0.26)	(0.00) (d)	(0.26)	$10.13	3.93% (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(h)(i)
Investor Class
12/31/2022 (c)	$1,662,026	0.77% (j)	0.77% (j)	2.27% (j)	96% (e)
04/30/2022	$1,773,436	0.76%	0.76%	0.76%	210%
04/30/2021 (f)	$ 951,807	0.79% (j)	0.79% (j)	0.42% (j)	180%
Institutional Class
12/31/2022 (c)	$ 11,600	0.57% (j)	0.45% (j)	2.64% (j)	96% (e)
04/30/2022	$ 10,647	0.88%	0.45%	1.09%	210%
04/30/2021	$ 4,298	1.13%	0.45%	1.50%	180%
04/30/2020	$ 10,459	1.37%	0.45%	2.64%	60%
04/30/2019 (g)	$ 8,949	1.67% (j)	0.45% (j)	3.21% (j)	17% (e)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from April 30 to December 31, beginning December 31, 2022.
(d)	Amount was less than $0.01 per share.
(e)	Not annualized for periods less than one full year.
(f)	Investor Class inception date was September 3, 2020.
(g)	Institutional Class inception date was June 25, 2018.
(h)	Portfolio turnover is calculated at the Fund level.
(i)	Portfolio turnover includes purchases and sales from mortgage dollar roll transactions which occurred during the period, if any. Excluding these transactions, the portfolio turnover would have been 52% for the period ended December 31, 2022, and 40% and 51% for the years ended April 30, 2022 and 2021, respectively.
(j)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: FLEXIBLE BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Empower Funds, Inc. (Empower Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Empower Funds presently consists of forty-five funds. Interests in the Empower Core Strategies: Flexible Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek to provide total return, consistent with two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.  The Fund is diversified as defined in the 1940 Act.  The Fund shares are available through certain broker-dealers, custodians or trustees of individual retirement accounts, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available.  The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from April 30 to December 31, beginning December 31, 2022.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Empower Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Empower Capital Management, LLC (ECM or the Adviser), to complete valuation determinations under those policies and procedures. Effective September 8, 2022, pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors approved the Adviser as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s investments, subject to oversight by the Board of Directors.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Annual Report - December 31, 2022

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Convertible Bonds, Convertible Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.

Annual Report - December 31, 2022

The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2022, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 166,037,214	$ —	$ 166,037,214
Corporate Bonds and Notes	—	460,925,487	—	460,925,487
Convertible Bonds	—	23,898,056	—	23,898,056
Foreign Government Bonds and Notes	—	6,825,974	—	6,825,974
Mortgage-Backed Securities	—	595,553,224	—	595,553,224
U.S. Treasury Bonds and Notes	—	315,309,401	—	315,309,401
Common Stock	2,225,452	—	—	2,225,452
Convertible Preferred Stock
Communications	2,906,955	—	—	2,906,955
Energy	17,836	—	—	17,836
Financial	3,675,014	—	—	3,675,014
Technology	—	421,335	—	421,335
	6,599,805	421,335	—	7,021,140
Government Money Market Mutual Funds	1,867,000	—	—	1,867,000
Short Term Investments	—	125,676,486	—	125,676,486
Total Assets	$ 10,692,257	$ 1,694,647,177	$ —	$ 1,705,339,434
Liabilities
Other Financial Investments:
Futures Contracts(a)	$ (923,665)	$ —	$ —	$ (923,665)
Total Liabilities	$ (923,665)	$ 0	$ —	$ (923,665)
(a)	Futures Contracts are reported at the security’s unrealized appreciation (depreciation), which represents the change in the contract’s value from trade date.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Annual Report - December 31, 2022

To Be Announced Transactions
The Fund may invest in securities known as To Be Announced (TBA) securities. TBAs are Federal National Mortgage Association, Federal Home Loan Mortgage Corporation or Government National Mortgage Association issued mortgage backed securities for forward settlement, in which the buyer and seller decide on trade parameters, but the exact pools are unknown until two days before settlement date. The transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. TBA transactions generally settle monthly on a specified date. TBAs are included in Investments in securities, fair value on the Statement of Assets and Liabilities.
Dollar Rolls
The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase TBA mortgage-backed securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Annual Report - December 31, 2022

The tax character of distributions paid during the period ended December 31, 2022 and year ended April 30, 2022 were as follows:
	December 31, 2022	April 30, 2022
Ordinary income	$30,163,800	$6,998,357
Return of capital	491,840	-
	$30,655,640	$6,998,357
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and market discount adjustments.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the Fund has reclassified $491,840 from Paid-in capital to Undistributed/accumulated earnings for December 31, 2022. Net assets of the Fund were unaffected by the reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	—
Capital loss carryforwards	(73,218,933)
Post-October losses	(10,499,875)
Net unrealized depreciation	(193,350,221)
Tax composition of capital	$(277,069,029)
At December 31, 2022, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the period ended December 31, 2022, the Fund did not utilize any capital loss carryforwards. Details of the capital loss carryforwards as of December 31, 2022, were as follows:
No Expiration	$(73,218,933)
Total	(73,218,933)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(16,903)	$(10,482,972)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2022 were as follows:
Federal tax cost of investments	$1,897,765,990
Gross unrealized appreciation on investments	2,732,273
Gross unrealized depreciation on investments	(196,082,494)
Net unrealized depreciation on investments	$(193,350,221)
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:

Annual Report - December 31, 2022

Equity Risk - The risk that relates to the change in value of equity securities as they relate to increases or decreases in the general market.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts
The Fund uses futures contracts to capitalize on expected changes in the shape of the yield curve and to control overall interest rate exposure. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 226 long futures contracts and an average of 0 short futures contracts for the reporting period.
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of December 31, 2022 is as follows:
Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (futures contracts)	Net unrealized depreciation on futures contracts	$(923,665) (a)
(a)Includes cumulative depreciation of futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the period ended December 31, 2022 is as follows:
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Equity contracts (futures contracts)	Net realized loss on futures contracts	$(932,855)	Net change in unrealized depreciation on futures contracts	$(923,665)
3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Empower Funds has entered into an investment advisory agreement with ECM, a wholly-owned subsidiary of Empower Annuity Insurance Company of America (Empower of America). As compensation for its services to Empower Funds, the Adviser receives monthly compensation at the annual rate of 0.38% of the Fund’s average daily net assets. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.

Annual Report - December 31, 2022

The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.45% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on August 28, 2023 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2022, the amounts available for recoupment were as follows:
Expires December 31, 2023	Expires December 31, 2024	Expires December 31, 2025	Recoupment of Past Reimbursed Fees by the Adviser
$145,280	$812	$18,521	$0
The Adviser and Empower Funds have entered into a sub-advisory agreement with Loomis, Sayles & Company, L.P. (the Sub-Adviser). The Adviser is responsible for compensating the Sub-Adviser for its services.
Empower Funds entered into a shareholder services agreement with Empower LLC (Empower), an affiliate of ECM and subsidiary of Empower of America. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the share class.
Empower Financial Services, Inc. (the Distributor), is a wholly-owned subsidiary of Empower of America and the principal underwriter to distribute and market the Fund.
Certain officers of Empower Funds are also directors and/or officers of Empower of America or its subsidiaries. No officer or interested director of Empower Funds receives any compensation directly from Empower Funds. The total compensation paid to the independent directors with respect to all forty-five funds for which they serve as directors was $1,258,500 for the fiscal year ended December 31, 2022.
4.  PURCHASES AND SALES OF INVESTMENTS
For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (including mortgage dollar rolls and TBA transactions, excluding all U.S. Government securities and short-term securities) were $127,483,815 and $144,144,183, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $1,447,745,604 and $1,423,999,375, respectively.
5.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2022, the Fund had securities on loan valued at $49,057,173 and received collateral as reported on the Statement of Assets and Liabilities of $50,665,223 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.

Annual Report - December 31, 2022

Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2022. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Corporate Bonds and Notes	$30,219,410
U.S. Treasury Bonds and Notes	20,445,813
Total secured borrowings	$50,665,223
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2022, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Empower Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Empower Core Strategies: Flexible Bond Fund (the “Fund”), one of the funds constituting the Empower Funds, Inc., as of December 31, 2022, the related statements of operations for the period from May 1, 2022 to December 31, 2022 and for the year ended April 30, 2022, the statements of changes in net assets for the period from May 1, 2022 to December 31, 2022 and for each of the two years in the period ended April 30, 2022, the financial highlights for the period May 1, 2022 to December 31, 2022, for each of the three years in the period ended April 30, 2022, and for the period from June 25, 2018 (commencement of operations) to April 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the period from May 1, 2022 to December 31, 2022 and for the year ended April 30, 2022, the changes in its net assets for the period from May 1, 2022 to December 31, 2022 and for each of the two years in the period ended April 30, 2022, and the financial highlights for the period May 1, 2022 to December 31, 2022, for each of the three years in the period ended April 30, 2022, and for the period from June 25, 2018 (commencement of operations) to April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2023
We have served as the auditor of one or more Empower investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2022, 1% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Empower Funds is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Empower Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 79	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Director, Gold, Inc; Member, Colorado State Fair Board Authority; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	45	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners LLC; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	45	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 63	Independent Director	Since 2017	Director, Colorado State Housing Board; and former Director, Grand Junction Housing Authority; Counseling and Education Center	45	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 68	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	45	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 79	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	45	N/A
Interested Director*****
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower Life & Annuity Insurance Company of New York (“Empower of NY”); President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower of NY; President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 66	Chief Compliance Officer	Since 2016	Head of Compliance, Empower Investments, Empower; Chief Compliance Officer, ECM and EAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 48	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Empower; Vice President and Counsel, ECM; Secretary, Empower of America; Corporate Secretary, Empower of NY; formerly, Vice President & Counsel, Empower Funds; Vice President, Counsel & Secretary, EAG & EFSI	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 47	Treasurer	Since 2016 (Assistant Treasurer) Since 2021 (as Treasurer)	Vice President, Fund Administration, Empower; Treasurer, ECM; Vice President & Treasurer, Empower Trust Company, LLC (“ETC”); formerly, Assistant Treasurer Empower Funds & ETC	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 55	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Administration, Empower; Assistant Treasurer, ECM; Assistant Vice President and Assistant Treasurer, ETC	N/A	N/A
Abhijit Dande 8515 East Orchard Road, Greenwood Village, CO 80111 42	Derivatives Risk Manager	Since 2022	Assistant Vice President, Financial Risk Management, Empower; Derivatives Risk Manager, ECM	N/A	N/A
* A Director who is not an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) is referred to as an “Independent Director.”
** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2024. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the sole member of Resolute Capital Asset Partners LLC, which is the general partner for Resolute Capital Asset Partners Fund I LP. Goldman Sachs & Co. LLC, the clearing agent and custodian for Resolute Capital Asset Partners Fund I LP, is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Empower Core Strategies: Inflation-Protected

Securities, Empower Inflation-Protected Securities and Empower Mid Cap Value Funds; and a Sub-Adviser of the Empower Core Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (1) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Empower International Value Fund, (2) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Virtus Fixed Income Advisers, LLC, a Sub-Adviser of the Empower Multi-Sector Bond Fund, and (3) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Empower Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** An “Interested Director” refers to a Director who is an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) by virtue of their affiliation with ECM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Empower Funds and its Directors is available in the Empower Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://www.greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Empower Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. Empower Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Empower Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Empower Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $996,300 for fiscal year 2021 and $1,031,500 for fiscal year 2022.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $40,000 for fiscal year 2021 and $42,000 for fiscal year 2022. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2021 and $0 for fiscal year 2022.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Empower Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Empower Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Empower Funds that is responsible for the financial reporting or operations of Empower Funds was employed by those auditors and participated in any capacity in an audit of Empower Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Empower Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Empower Funds’ auditors will not provide the following non-audit services to Empower Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Empower Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the

1No pre-approval is required as to non-audit services provided to Empower Funds if: (a) the aggregate amount of all non-audit services provided to Empower Funds constitute not more than 5% of the total amount of revenues paid by Empower Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Empower Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Empower Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Empower Funds’ auditors to (a) Empower Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2021 equaled $2,255,405 and for fiscal year 2022 equaled $1,022,840.
(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Empower Funds, Empower Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Empower Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Empower Funds’ primary investment adviser.

another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.
(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
EMPOWER FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2023
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2023
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2023